Listing Report:Supplement No. 122 dated Dec 14, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 407991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$1,053.09

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1999	Debt/Income ratio:	47%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,770	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GCharlow	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up
Purpose of loan:
This loan will be used to expand our growing financial coaching business.? As you know, there has never been a better time to get your financial life in order than now. Many Americans have lost their jobs or are afraid of it happening soon.I work with my clients to get their financial lives in order so they can plan ahead for the future and not have to worry as much.The economy is showing signs of improvement, but we are still not out the woods yet, so the services that we provide are very relevant for our clients. These additional funds will allow us to reach more clients, and thus provide more opportunities for people to get control of their financial future.

My financial situation:
I am a good candidate for this loan because I have great credit and I take pride in always paying my bills on time.

My financial situation:
I am a good candidate for this loan because I have great credit and I take pride in always paying my bills on time.

My financial situation:
I am a good candidate for this loan because I have great credit and I take pride in always paying my bills on time.

My financial situation:
I am a good candidate for this loan because I have great credit and I take pride in always paying my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1992	Debt/Income ratio:	47%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,166	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cubfan1974	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-739 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Just bought a house, waiting on IRS
Purpose of loan:
This loan will be used to? I just?purchased a new house, just like the government wanted us to do.? I have already completed and filed an amended tax return for 2008, which would allow me to get the $8000 tax refund.? After calling today the IRS told me that it could be 16-20 weeks (which it has already been ten?for me) as they are very overwhelmed with the returns.? Although they could not tell me when it would be processed, I know its coming.? In the mean time, we purchased a new house, did some basic repairs that I put on my American Express card that I need to pay off.? In fact all my debt will be paid off with this money.? Once I get the $8000 I will immediatly use that to pay off?this loan.??Then I will be free from the burden!!!? AND I WILL NOT use my credit cards again.? I will keep one for emergency's but that would be rare if at all.? And no joke, I hate being in this situation asking for money.? I am here to get rid of this on my own once and for all!?

My financial situation:
I am a good candidate for this loan because? I will pay this back on time every month.? I put extra money towards this when I can and I am?honest,?caring, professional,?understanding and responsible.? I have grown so much to understand that no matter what, debt is my responsibility not someone else?s.?The reason for the drop in my credit score is because of this amount on my credit card which I will be paying off.?

I am a new homeowner!? Very proud of that!? I was able to secure a mortgage rate of 5.25% too!? YEAH!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2003	Debt/Income ratio:	36%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,030	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	order-tent	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
to payoff credit cards

My financial situation:

Monthly net income: $
make about 400-600 weekly
Monthly expenses: $
??Housing: $0 - live with family, does own a house but sister pay the house bill
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$501.80

Auction yield range:	8.20% - 11.50%	Estimated loss impact:	8.75%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1999	Debt/Income ratio:	30%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,634	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	payout-symphony	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
I will be using this loan to pay off my credit cards.? I can afford a?decent amount in monthly payments.? I am a full time high school teacher, and I have a steady income.? I have totaled this much in credit card loan after I graduated college and my father died.? However, I am now ready to take care of these debts.? I am an educated woman with a Masters.? I am also in the process of applying to PhD programs.? I am also a homeowner.? I am responsible and reliable.? I know that I will be very responsible towards paying off my loans.?

My financial situation:
I am a good candidate for this loan because I have good credit.? I have never been late with my mortgage or my rent when I was renting.? I know that I will be a responsible candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$202.68

Auction yield range:	17.20% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	32y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,282	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stevepro11	Borrower's state:	California	Borrower's group:	CREDIT BUILDER
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,900.00	< mo. late:	0 ( 0% )	580-599 (Aug-2007)
Principal balance:	$1,768.39	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Taxes,Health Insurance,Propser loan
I appreciate you considering a loan us which will be used for various purposes. These are the following reasons:
1)Taxes
2)Pay off current Prosper Loan balance $1800(always paid on time for last 28 months)
3)Continue our Medical coverage
4)Some cash reserves for First time home purchase and to receive the $8000 credit from government.
5)Dental work
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 26.25%	Starting monthly payment:	$58.61

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	2%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wacowgirl	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Need a xmas for the kid" Pay bills
Purpose of loan:? This loan would help me with Christmas shopping for my 16 yr old daughter.? The way things are going now we won't have Christmas, because of lack of money. Need to pay off bills to relieve the stress that I have on wondering how I could make Christmas happen this year.? I realize that times are tough right now.

My financial situation: I am a good cabdidate for this loan because I hate having debt and always willing to pay back those that I owe money to. I would like a second chance at life.

Monthly net income: $ 2800.

? Monthly expenses: $
??Housing: $?200.00????
??Insurance: $ 168.00
? Car expenses: $ 440.00
??Utilities: $?100.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $?200.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 650.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$769.51

Auction yield range:	8.20% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1962	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$32,614	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-magnifico5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off loans and credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$885	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	poliguy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-619 (Nov-2007)
Principal balance:	$986.63	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying for college
I am finishing up my second to last semester of college and need a loan to register for classes for the last semester of my senior year so I can graduate in the spring. If I cannot secure the money required for this semester I will have to delay my graduation for another year. I have taken a loan out through prosper before and have not missed a single payment. I have more than enough monthly income to make this loan payment and pay for my other expenses too. I always keep prosper payment top priority though.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2004	Debt/Income ratio:	10%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	useful-gain5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my medical bills
Purpose of loan:
This loan will be used to pay off my medical bills.? I was diagnosed with a tumor at the base of my skull and it was removed a few months ago.? Although I have health insurance, the cost of neurosurgery is high.? Even my small portion of the bill amounts to thousands of dollars!? I am so grateful to these doctors that saved my life -- they deserve every penny of what they charge.? I need help (i.e. a loan) to pay them.

My financial situation:
I am a good candidate for this loan because I am a responsible individual.? I have paid my student loans in a timely manner for years and I pay my bills on time.? I have a great job so I will have a steady income to make monthly loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$94.29

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1996	Debt/Income ratio:	13%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,884	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	joyful-credit	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off big Banks
Purpose of loan:
This loan will be used to?pay off my credit cards. I?just don't want to deal with big banks any more....

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2001	Debt/Income ratio:	37%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	useful-platinum	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a Vending Machine Business
Purpose of loan:
I will use this loan to purchase?vending machines and inventory. I have 2 local companies who have agreed to allow me to put vending machines at their locations. One has 15 employees while the second had 3 locations with 80 employees.
My financial situation:
I am a good candidate for this loan because i have a strong will to succeed and to?make my business grow. I currently have two jobs working 60 hours a week and will have no problems making monthly payments and all the bills that i do pay monthly come out of my savings account automaticly.

Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 450
??Utilities: $ 0
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,350.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$287.25

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2004	Debt/Income ratio:	27%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,022	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thekendoll	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	620-639 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	740-759 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
New Baby Bill Consolidation
Purpose of loan:
The loan?will be used to pay off?a hospital bill we recieved after welcoming?the new baby into our lives and to?concolidate the?creditcard bills we accumulated by purchasing baby necessities such as car seat, stroller, crib, clothes, ect. we?have?made it a habit to always?have a?safe amount in the bank just incase of emergencies, so?we?decided?that it might be better to keep that money in savings?for any emergencies and take a loan?to consolidate the rest since we have enough extra each?month to make the payment.?I have always made my payments on time and in fact this will be my second time using prosper and the last loan i had from prosper i was able to pay off a year early. I pride myself on being on time and up to date on all of my bills. I know on this website my debt to credit ratio doesnt look good but keep in mind i have a second income comming in from my wife but we can only post my income so we really are better off than it looks on here.?i appreciate all those who are willing to lend.
My financial situation:
I?have always paid my bills on time.?The listing?only let me show my own income, so just to set the record straight, my wife and i together?net aprox.?$67600.?our current?monthly?budject?expenses are as follows:?
????????????????????? MORTGAGE- $1400 (I PAY?ALMOST?$200?EXTRA EVERY MONTH)
?????????????????? ?? WATER-$40
??????????????????????ELECTRIC-$100 (NEVER ACTUALLY GETS THIS HIGH, USUALLY ONLY?$50-$60
????????????????????? CAR INSURANCE-$75
????????????????????? NATURAL GAS-$75 (DONT PAY THIS MUCH?DURING THE SUMMER MONTHS
????????????????????? LOCAL PHONE/INTERNET- $75
????????????????????? CELL PHONES-$100
??????????????????????FOOD-$500
??????????????????????CAR GAS-$300
????????????????????? SAVINGS-$500
??????????????????????MISC-$300
Between my wife and I our actual take home pay after insurance and taxes is aprox.$4300-$4400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2003	Debt/Income ratio:	64%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,897	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-p2p-magnolia	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I will use this loan to pay off my credit cards. Though I have not used these cards in over a year, the interest rates keep going up and I can't seem to pay them off.

My financial situation:
I am a good candidate for this loan because I work at a steady job and will pay off the loan before it is due.

Monthly net income: $
$2288.00
Monthly expenses: $
??Housing: $ 300.00
??Car expenses: $ 200.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 50.00
??Credit cards and other loans: $ 400.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1986	Debt/Income ratio:	11%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	3	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$233	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	compatible-p2p3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST BILLS
Purpose of loan:
This loan will be used to?Consolidate bills, work on the car, update work cloths,pay for braces on daughter.

My financial situation:
I am a good candidate for this loan because I pay my bills ..............?

Monthly net income: $ 3600.00

Monthly expenses: $ 2450.00
??Housing: $ 1150.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2004	Debt/Income ratio:	24%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,013	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	njr31	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need fixed rate/fixed term
Purpose of loan:
This loan will be used to? pay off high interest credit card account that the lender (Chase)?closed for reasons unknown to me, raise my credit score, lower my bankcard utilization % and make this balance a?fixed interest?rate with a fixed term. The current rate is above 29.99%.

My financial situation:
I am a good candidate for this loan because? my lack of delinquant payments should clearly reflect my level of financial responsibility. I have secondary income in the amount of $6000 yearly not recorded on W-2's from construction and maintenance. Credit card debt and bankcard utilization varies?greatly month to month so my credit score does as well.

Monthly net income: $ 2500

Monthly expenses: $ 1835
??Housing: $ 718
??Insurance: $?wife pays this?
??Car expenses: $ 285?
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 382
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$266.48

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1991	Debt/Income ratio:	27%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	23y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,382	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	leverage-monger1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to? consolidate debts

My financial situation:
I am a good candidate for this loan because?
I have been employed with the usps for 23 years
Monthly net income: $
2100.0
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1994	Debt/Income ratio:	21%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,330	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kind-soulful-point	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I HAVE A BUYER
Purpose of loan:
This loan will be used to?

35 year old father of one amazing 7 year old girl.? This year will mark my 11th fantastic year in the car business.? I have gained valuable life skills over my time in the car business.? I have just rescently finished an amicable divorce from my best friend.? At this point in my life I have no need for a 3000 square foot home.? I intend to use my loan to make needed repairs and touch ups?required to sale this $365,000 home which has a buyer.

My financial situation:
I am a good candidate for this loan because? I?have an?outstanding history of meeting my obligations.? I have a 4 year degree from Valparaison University in Indiana.? I have spent 15 years in the business world and feel I am will qualified to adapt to any paradym shift.? I am ready to sale this home and move to the next stage in my life.? I am a winner with a positive attitude. (NOT LOOKING TO USE UNCLE SAMS MONEY ON A MODIFICATION OR SHORT SELL)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$167.24

Auction yield range:	11.20% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$51,276	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Invest4Good	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-759 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-759 (Oct-2009) 740-759 (Aug-2008)
Principal balance:	$5,733.26	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off our Credit Cards
I sincerely appreciate your interest in funding this loan and I will not withdraw this listing. This loan will be used to pay off a credit card with a high interest rate. I have a great credit rating for a reason - I have been steadily paying my bills for 25 years. I love to work, have a great job, a bright future, and have been paying off my credit debts at a good pace. I?d love to pay them off faster! I live very frugally. My car is not flashy and is used, my house is a wonderful sensibly designed 1930?s ?Craftsman? bungalow, which is valued very highly, in a good area of one of the only ?recession-proof? cities, my wife is a wonderful woman who is not interested in material things or status.
We don?t want to incur more debt with this loan ? we want a better rate to pay off one of our cards.
This will be my second Prosper loan. About a year ago, I was honored with a Prosper loan for a smaller credit card. I have enjoyed seeing the absence of that credit card company in my life, I am current with that loan, the rate was an improvement, and the load taken off my finances is wonderful ? thank you! This listing had to be withdrawn earlier and we apologize for that. This loan pays off half another card.
We can pay the current APR, and we will continue to do so, so either this money can go to the credit card company or to you, the Prosper community. It would be nice to get a lower rate, but it is more important to get a rate that is not at risk of corporate whims, and to be paying out to real people is a morality bonus point.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	6.20% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1988	Debt/Income ratio:	53%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$80,451	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	nourishing-rupee0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TAXES/SCHOOL
Purpose of loan:
This loan will be used to?
PAY FOR HOUSE TAXES AND MY SON'S FINAL COLLEGE SEMESTER
My financial situation:
I am a good candidate for this loan because?I HAVE GOOD PAYMENT HISTORY AND AM STARTING A SECOND JOB.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$113.15

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1987	Debt/Income ratio:	20%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$35,517	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-coin	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to make a refinance happen
Purpose of loan:
This loan is to cover several things that are home repair-related. I am overdue for termite treatment, a new roof, new floors, and many other items. I had originally tried to get a home equity loan, but was told that I hadn't been at my current employer long enough and my debt/income ratio too high (see below). I decided to simply refinance for debt consolidation, interest rate reduction and home improvement - which got turned down because I needed to have a clear termite report. So it's a Catch-22; I can't get a home equity loan to pay for termite eradication, but I can't get a refi that includes termite work because - I haven't done the termite work.

So I'm asking for: $1,000 - Termite eradication$900 - Pay current property tax bill$1,100 - Cover some needed termite damage repairMy financial situation
Monthly net income: $3,080 Monthly expenses: Housing: $788Insurance: $71Car expenses: $0 (no car)Utilities: $150 (including city services)Phone, cable, internet: $120Food, entertainment: $350Clothing, household expenses $50Credit cards and other loans: $1,030Other expenses: $400Additional information
I believe I'm a good credit risk, as I've never defaulted on a loan; I've always paid everything back. My D/I ratio is high, yes, but I had been working at a fairly low pay for a research institution. I recently left that for somewhat higher pay at a health-related research startup, but I'm still underpaid because it's a relatively new company. We just expanded our facilities, have hired some new personnel and things are looking up, so I expect my salary will be going up soon as well.

With my current debt load, though, I'm still paying a large amount in interest (~$580/month not including mortgage interest, according to Quicken), so it's hard to pay the debt down. I wanted to solve that via the refi, but as I explained, I need a little more cash in order to make that happen. I'm also trying to work on a Certificate in Health Informatics, and the classes are averaging about $1K/quarter, which consumes a lot of the discretionary funds I have left.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1993	Debt/Income ratio:	51%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	69	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,281	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	seer72samone	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,700.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008) 640-659 (May-2008) 700-719 (Nov-2007) 660-679 (Aug-2007)
Principal balance:	$4,876.72	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
consolidating bills
Purpose of loan: Is to consolidate high interest bills?and pay off some medical bills
My financial situation:
Please help me take a bite out of my bills.Hello Prosper family. Currently I have one Prosper loan that I am paying off and need to take out another small one to pay off some unexpected medical bills. Those of you who remember my first ad, I'm still in school but?had to take a break when i was hit with some medical problems.??I am a good candidate for this loan because I? always pay my bills on time and have not defaulted on any of my debts.? I should have no problem making this second prosper loan payment. Thanks to everyone in advance for considering?this loan.

Monthly net income: $ 5034(including my spouse)

Monthly expenses: $??? (total:$4459 leaving $575 towards my prosper loan)

Housing/mortgage:??????????????????????$ 1,150

Credit cards/loans :??????????????????????$1000.00??

Insurance:??????????????????????????????????? $172.00

Car :??????????????????????????????????????????? $?686.00??

Utilities:????????????????????????????????????? ?$160.00???

Phone, cable, internet:???????????????? ?$?311.00??????

daycare:??????????????????????????????????????$ 740.00???

Food:???????????????????????????????????????? $240.00??????????????????????????????????????????????

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1997	Debt/Income ratio:	63%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	27y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,587	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	peso-electron	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for daughters school trip
Purpose of loan:
I am trying to pay for my daughter to go to Disney with her basketball team for a Holiday tournament.

My financial situation:
I am a good candidate for this loan because I only pay for my car and credit cards with my income.???My husband handles the house and all the other bills with his income.? ?I think I will even be able to pay back this loan by spring with my income tax check.? My daughter and I would greatly appreciate any help investors can offer.

Monthly net income: $ 1200????????

Monthly expenses: $?
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 200
??Utilities: $?0
??Phone, cable, internet: $ 0?
??Food, entertainment: $?0
??Clothing, household expenses $
??Credit cards and other loans: $?250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1999	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	escalator7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF FAMILY DEBTS
Purpose of loan:I am looking for this loan because I want to pay off my wife's personal debts. My financial situation:I am a good candidate for this loan because I dont have any bank or credit card debts. My credit history is good and I am able to afford a loan. I just want my wife to live with peace in her mind and I want to give her a good xmas gift.

I've withdrawn 2 listings becaue I know see how hard it is to get such loan. Those two listings were the same. I had only 1 bid which didnt exactly help. But for now I will just get the lowest I can and than when that loan is payed off I can ask for the next loan to repair my kitchen.

thanks

Monthly net income:
$ I make about 4,000 a month. My wife and I work at the same company and she makes 1000 less than me.Monthly expenses:
$ Housing: $ mortgage split between wife and I. 2589 for mortgage split in two.
Insurance: $ 300
Car expenses: $ 370
Utilities: $ 400
Phone, cable, internet: $ 132
Food, entertainment: $ 200
Clothing, household expenses $
Credit cards and other loans: $ 160
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,488.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$178.11

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2000	Debt/Income ratio:	14%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$30,439	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	planeboy	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate four revolving credit accounts to a lower interest rate.

My financial situation:
I am a good candidate for this loan because:

I pay my bills on-time (and always through direct withdrawal when available) My income exceeds my expensesI have been gainfully employed and progressively promoted within a Fortune 100 company for the last 10 years

Monthly net income: $4,056

Monthly expenses: $3,725

?Mortgage: $975 + association dues $400 (all inclusive w/utilities)
??Insurance: $75 (homeowners insurance & no-owner car insurance)
??Car expenses: $0 ($25 public transit)
??Utilities: $0 (included with HOA dues)
??Phone, cable, internet: $150
??Food, entertainment: $450
??Clothing, household expenses $200
??Credit cards and other loans: $850
??Other expenses: $400 (emergency fund), $200 (family support/non-profit)

Personal Bio:

Many years ago, I made the haul from small town Alabama to Atlanta on a quest to explore and embrace the many opportunities that would spontaneously unfold along the journey of finding my way.

I've made some wonderful friends, shared many sincere memories, and continue to be inspired by the awe and majesty of such diverse surroundings, abound with the innovation that continues to fuel social progress across the globe.

Over the last decade, I've spent my time working for an airline that has afforded me some incredible opportunities to share in the growth of the common good by bringing people together. My travels and cultural interactions have taught me that the whole is greater than the sum of its parts, and I am forever grateful for these experiences.

I believe our value to society is not determined by the possessions we own or the way we look, but rather by the contributions we make to uplift our communities where it?s needed most. Americans, even in unfruitful times, are endowed with wisdom, health, and abundance, and I make every effort to be humble, grateful, and generous.

Professional Background:

I am a senior product manager on the customer experience planning & development team within the marketing division of a major U.S. airline. In this role, I guide cross-divisional teams in defining, developing, and implementing customer experience initiatives designed to enhance the customer journey with relevant products and services.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.54%	Starting monthly payment:	$51.30

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,494	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	benjamins-quest	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Home Computer
Purpose of loan:
This loan will be used to purchase a new home computer. My existing computer is several years old and is in dire need of replacement. The new system is very powerful and I found a great deal on it by purchasing the component pieces rather than a pre-built system.

My financial situation:
I am a good candidate for this loan because I have a steady job in a field that is not experiencing cutbacks or downsizing. I work full time in a management position and am at extremely low risk of losing my job or facing a pay cut or reduced hours.

Monthly net income: $1885

Monthly expenses: $
??Housing: $520
??Insurance: $0
??Car expenses: $0
??Utilities: $60
??Phone, cable, internet: $55
??Food, entertainment: $350
??Clothing, household expenses $0
??Credit cards and other loans: $150
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$58.93

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	70%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,042	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	brilliant-investment7	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I will be using this loan to pay off?a credit card with increasing interest rates.
My financial situation:
I am a good candidate for this loan because the payment will decrease as compared to the minimum payment on the?card I would apply the loan to. I?have always made it a priority to pay all monthly bills on time, as this will not negatively affect my credit. I greatly care about my credit score! Paying bills on time has always been of utmost importance to me.
Monthly net income: $
6000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$659.52

Auction yield range:	3.20% - 10.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1996	Debt/Income ratio:	27%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$28,229	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	open-marketplace4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the Credit Cards
I am a good candidate for this loan. I have lived in the Sacramento area for the past 30 years. I am a full time teacher in a very large school district. I have job security of 12 years and am at the highest pay scale. I have the ability to repay this loan. I have a number of credit cards with significant amounts of debt which I pay on each month. I would really like to consolidate those amounts with a lower interest rate to pay the amount off faster. It would also be a great benefit to have just one lender to send the payment to instead of so many. I am a home owner with no late payments in 6 years and I have only one mortgage. I own a 2004 Jeep which is paid off. I would make a good loan applicant with a fair credit rating which would go to a great rating without all the credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1986	Debt/Income ratio:	56%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,550	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cherio	Borrower's state:	Minnesota	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	41 ( 82% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	9 ( 18% )	660-679 (Jan-2008) 600-619 (Nov-2007) 640-659 (May-2007) (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Help me payoff my cast :)
Purpose of loan:
This loan will be used to? payoff my surgery bill and my cast.

My financial situation:
I am a good candidate for this loan because?I have a steady monthly income.?I have been paying all of my bills in a timely manner since I was divorced in 2006.? My credit report does show some OLD delinquencies.? I would like to explain why.? About 6 years ago, we had a family emergency in which we had to renegotiate a lower mortgage amount with our mortgage company.? We agreed on that amount.? We paid that bill according to the agreement , however the company listed it on our credit reports as being late since it was a lower amount.? However, we continued to pay according to the negotiated schedule until we sold the house. These delinquency listings?will come off of my credit report soon since it happened so long ago in my first marriage.

Monthly net income: $ 3,500.

Monthly expenses: $ My?new husband pays for?most of our monthly living expenses with his income. I pay for my medical bills, college loans and a?couple of my credit cards.
??Housing: $
??Insurance: $
??Car expenses: $ 300.
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 400.
??Other expenses: $ 100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$170.89

Auction yield range:	4.20% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	20%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$128,875	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mulletfrog	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down higher interest debt!
Purpose of loan:
Going to pay down short term higher rate debt from a home renovation project. I have 5 homes and major lenders will not allow more than 4 mortgage now. This money will be will be used to say goodbye to the banks that hold my debt. My project is complete and I own my 5th home outright. It is a rental and the tenate moved in November 1st.

My financial situation:
I am a good candidate for this loan because I am well paid with a job that I have had for over 12 years and I have rental income from that subsidizes my income. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,332	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	revenue-socrates	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My APR is TOO high! Consolidation
Purpose of loan:
This loan will be used to help me manage my existing credit card debt into a lower monthly payment while I continue work hard at my part time job. I am not incurring any new expenses on my cards. My wife is helping me with monthly expenses. I just need to manage my past purchases.

My financial situation:
I am a good candidate for this loan because I will not incur any more debt with living lower than my means until I have a job, zero out credit cards, and balance my debt to income ratio

Monthly net income: $751.11

Monthly expenses: $ 369.97
??Housing: $?0
??Insurance: $?0
??Car expenses: $?0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $?369.97
??Other expenses: $ 0

My wife covers the living expenses. But does not have much extra to help consolidate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1995	Debt/Income ratio:	28%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,941	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dime-position6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money For New Start
Purpose of loan:
This loan will be used to pay off the remainder of my credit cards and do some home maintenance projects to make our home more comfortable and safe to live in also to fix my car so I can have a more reliable?vehicle to get back and forth to work. If there is any money left I would like to take some classes at my community college to further my education.

My financial situation:
I am a good candidate for this loan because?over the last 5+ years I have paid?EVERY bill on time and continue to improve my credit?report and score even?after a bankruptcy. I have the income to pay?my bills from my?full time job and side jobs I do. Paying monthly bills is not a problem for me, I just need a lump some loan to get?back on top of things. I am a honest, reliable, hardworking person that just needs a little help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2003	Debt/Income ratio:	12%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,080	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	rate-magnolia	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt to cards that I make extra payments to each month, but the interest is so high that it seems like the balance isn't going down.

My financial situation:
I am a good candidate for this loan because I paid off a five year loan in three and a half years, I did that by making bigger and extra payments. I feel that I could do the same wih this loan.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 600
??Insurance: $?60
??Car expenses: $ 0
??Utilities: $?70
??Phone, cable, internet: $?70
Food, entertainment: $ 100
??Clothing, household expenses $?50
??Credit cards and other loans: $?300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	12%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Ray9247	Borrower's state:	Oregon	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	660-679 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 620-639 (Feb-2008) 600-619 (Oct-2006) 620-639 (Apr-2006)
Principal balance:	$3,790.93	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
BRIDGE FINANCING
We came back for another listing, because we are determined to make this business succeed, we received another purchase order last week for $53,000.00 and in February we have a contract to fulfill for $46K and in March we intend on paying off the current balance on our existing loan with prosper. We need some bridge financing in order to purchase components and keep the everyday expenses paid until we get these products delivered and we need your help in reaching this goal. Prosper didn?t list our two last loans as HR and we paid off the first loan without missing a single payment, we have never been late, and the company has excellent credit.We believe we are a good candidate for this loan because we have an?established customer base and we are positioning ourselves to be in a better manufacturing & distribution mode when the economy does recover, we have a track record of success with multiple government agencies and transit Agencies, We are also increasing our product lines like the LED parking lot light seen on this page which saves 75% of the energy it once used with a 1000 watt metal halide, it now uses 192 wattsThank you for your consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	22%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$310	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	11
Screen name:	cxgoodw	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	540-559 (Oct-2007) 560-579 (Sep-2007)
Principal balance:	$1,904.82	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Debt Consolidation ****2nd loan****
This is a consolidation loan.

Purpose of loan:?
?To consolidate my 1 current propser loan,Personal Loan & Credit Card.

PR's/DQ's:
PR's and DQ's were from my previous debt and were not removed after my BK.

Why I am capable of paying off this loan:
I have worked in the same profession for 20 years, have been at the same company now for a little over 14 years.? I am very loyal to my job and due to my Bankruptcy (discharged October 2005), I have been been paying my bills on time. ?In addition, I have never been late on my propser loan, except last month, as I changed my bank and didn't call in time.

What the loan will be used for:
This loan would be specifically used to pay off my current proper loan (to reduce to 1 payment) , 1 Personal Loan and 1 credit card.... see below for breakdown.

Debts to be paid with loan:
Prosper Loan?$2000.00? = 195.00/mo
American General?$2500.00?? - 175/mo
Credit Card - 500.00

GRAND TOTAL: Prosper/Personal Loan/Credit Card: $5000.00

My Expenses:Monthly net income: $?3000
Medical Insurance is automatically dedicated from paycheck, which I do not count as part of my income or expense.

Monthly expenses: $ 2525
Housing: $?1050
Car expenses: $ 300
Clothing, household expenses/gro $ 350
Credit cards: $?50
Other expenses: $ 175.00 personal loan & $ 200.00 prosper loan
Add'l expenses: gas/dinner/movies/hair/girl stuff.. etc. -?400 .00
IRS: 50.00

After paying off the above listed debt, I could pay my Prosper Loan payment, and will be saving $225.00 a month.
Please feel free to ask me any questions, and Thank you for viewing my listing.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1989	Debt/Income ratio:	18%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	61	Length of status:	5y 4m
Amount delinquent:	$303	Revolving credit balance:	$3,943	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	abbrutzi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 96% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	600-619 (Sep-2008) 600-619 (Aug-2007)
Principal balance:	$1,265.84	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Educators 2nd prosper loan
Purpose for the loan:Pay off credit cards $4,000 and?pay day loans totaling $3,500.

Loan will be auto-debited from checking account at the beginning of each month.2nd prosper account active and in good standing (2+years)Monthly Net Income: $6,800 Monthly Expenses: total $4,800

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$374.22

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1984	Debt/Income ratio:	26%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$933	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	grayeagle7734	Borrower's state:	Michigan	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	760-779 (Oct-2009) 760-779 (Sep-2009) 740-759 (Jul-2009) 760-779 (Feb-2007)
Principal balance:	$1,469.13	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
veteran need redesinged kitchen and
Purpose of loan:??
This loan will be used to? redesign my kitchen and bath, to better fit my current needs.

My financial situation:
I am a good candidate for this loan because??I am a life member of the? DAV? and VFW and? a member of the American Legion.?My income is fixed and permanate, at 42000 a year? tax exempt.? My house and utilites? about 1000 per month.?I have two credit cards one with no balance and one under a 900? dollars.? One prosper loan that will be paid off in febuary. my credit score is excellent 760 +,and somewere in the last 10 years,i was late on one payment. On my frist Prosper loan my rating was AA i dont know why its only a D now,? things havent changed that much.? Single and? living independently ,it would be wonderful if I had a kitchen and bath that was?geared to be needs. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1993	Debt/Income ratio:	33%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$26,923	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	best-restless-community	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off higher interest credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$251.61

Auction yield range:	17.20% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1986	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	6y 6m
Amount delinquent:	$9,870	Revolving credit balance:	$460	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	inspired-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surprise roof repair needed...
Purpose of loan:
This loan will be used to? finance the repair of our roof. Our insurance renewal came up this year and State Farm said we needed a new roof or they would not be able to to renew or policy (or any other insurance co for that matter, according to them). We are paying part of the renovation with our savings and need this loan to make ends meet.

My financial situation:
I am a good candidate for this loan because? other then a recent foreclosure of my rental, my credit is great and have 2 steady incomes (w/wife). The 9k or so is the amount I was delinquent on my mortgage on my rental that I could not pay anymore as my rate adjusted and payment skyrocketed, and I was unable to qualify re-finance or loan modification (for LTV reasons..

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.15%	Starting borrower rate/APR:	8.15% / 8.49%	Starting monthly payment:	$157.03

Auction yield range:	3.20% - 7.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1986	Debt/Income ratio:	23%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$36,014	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	majstorm	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	760-779 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	740-759 (Sep-2008)
Principal balance:	$6,189.73	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Credit Card rates up up up
Purpose of loan:
Pay off my Capital One card and my Barclays card that have both increased their interest rate for no reason other then they can.
My financial situation:
I have a steady job (controller of a $40 MM company) and just frustrated with the remaining credit cards that have increased their interest rate on balance to over 20%

Married with 3 children, molly our dog , big kitty and littles (2 Cats)
Have an exisiting Prosper Loan and have been on time with my payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.46%	Starting borrower rate/APR:	30.46% / 32.84%	Starting monthly payment:	$149.46

Auction yield range:	11.20% - 29.46%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1995	Debt/Income ratio:	41%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,158	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	camaraderi-summoner	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory and business expansion
Purpose of loan:
This loan will be used to? purchase water treatment equipment for my existing business for a large account my business is preparing to close and to set up a sub office location.

My financial situation:
I am a good candidate for this loan because? I've been in this business for eight years with good success.? This is not a business I'm new to or going to "try" my business is actually growing.? I've been a prosper customer and they have never had any issues receiving payments.? Listing # 27795.? Lastly, my wife is a successful chiropractor. Therefore, the expenses listed are not all covered by me alone.

Monthly net income: $ 4500.00

Monthly expenses: $ 2030.00
??Housing: $ 600.00
??Insurance: $ 247.00
??Car expenses: $ 418.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 225.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	red-stylish-listing	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payday Loan Relief
Purpose of loan:
This loan will be used to? pay off high rate payday loans????

My financial situation:
I am a good candidate for this loan because? I have very little debt and I pay my bills on time.

Monthly net income: $ 2800.00
Monthly expenses: $
??Housing: $ 1125
??Insurance: $ 150
??Car expenses: $?240
??Utilities: $ 180
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1992	Debt/Income ratio:	9%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	12	Total credit lines:	32	Length of status:	3y 3m
Amount delinquent:	$48,522	Revolving credit balance:	$0	Occupation:	Analyst
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	99	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-understanding-dedication	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term - Payoff 401k loan
Purpose of loan:
Payoff balance on 401k loan.?Apply for larger 401k loan to pay this loan off and buy a used second car.
My financial situation:
I am a good candidate for this loan because?
The loan is short term to be replaced by a lower interest loan.?Only 2 car payments left and no other debt.?Income is $72k annually plus.
Monthly net income: $
3500
Monthly expenses: $
??Housing: $ 1100
??Insurance:?
??Car expenses: $ 500
??Utilities: $?75
??Phone, cable, internet: $ 150
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1994	Debt/Income ratio:	5%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,456	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	leverage-booster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off my Sears, and Dell credit cards

My financial situation:
I am a good candidate for this loan because?I am very responsible and pay ontime. I own my home an dI have over 30k in equity. I have tow vehicles that are paid off and can be used as collateral also.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 2800
??Insurance: $ 65.00
??Car expenses: $ < 100.00 (maintenance)
??Utilities: $ 300
??Phone, cable, internet: $ 120
??Food, entertainment: $ 100
??Clothing, household expenses $ < 100 per?month
??Credit cards and other loans: $?Payoff amounts - Dell 2800, Sears 1300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-2002	Debt/Income ratio:	12%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,544	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wise-auction-selector	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas Expenses
Purpose of loan:
This loan will be used to pay for some christmas expenses as gifts, travel, etc

My financial situation:
I am a good candidate for this loan because I make good money, I get paid 2 times per month and it is easy for me to pay back this loan in a timely manner. I pay on time.

Monthly net income: $ 6250

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 150
??Car expenses: $ 417
??Utilities: $ 120
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.44%	Starting borrower rate/APR:	11.44% / 13.56%	Starting monthly payment:	$164.74

Auction yield range:	4.20% - 10.44%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	36%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	27 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	24y 0m
Amount delinquent:	$0	Revolving credit balance:	$50,506	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	euro-washboard	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me..I only need $5000
Purpose of loan:
This loan will be used toto pay off my retirement loan, so I can borrow from it again and pay off you in about 2 months and other credit card debt?

My financial situation:
I?am a good candidate for this loan because as you can see I pay my bills!!!!? I need to pay off my existing loan borrowed from my retirement,but the banks won't give me such a small loan to help me do this. due to my debt to income ratio being so high.??I will pay a high interest rate due to the fact that I will be paying this back fast,?as soon as I can apply for a new loan from my retirement?60 days after I pay off the old one.?...THANKS!!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$61.67

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1996	Debt/Income ratio:	6%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	45	Length of status:	9y 6m
Amount delinquent:	$99,991	Revolving credit balance:	$37,024	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	EEasyMoney	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	720-739 (Nov-2007)
Principal balance:	$903.43	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Lender/Group Leader 2nd Loan
Purpose of loan:
I will be using this loan to help in rebuilding my credit history.? The money will go to pay down other small debt, but the real purpose is just to open a new tradeline on my credit and pay it off as scheduled.

My financial situation:
Since the time when I took out my first Prosper loan, my financial picture has changed quite a bit.?I was working as a mortgage loan officer at the time, making very good money.?When the market melted, I was unable to keep my job, and was lucky enough to find a position in the same bank, due to my previous experience in the company as a bank manager.?It was a difficult time, making about 1/3rd of my previous income, but having stability, no longer being on commission.?During that time, I had to sell back my car at a loss to get out of my expensive payment. I also lost a tenant in a rental property due to the recession and was unable to stay current, without the rental income coming in. That property was foreclosed on. On the bright side, I was able to earn a promotion at work and am now a bank manager again (4 years management experience), making enough money to pay my bills.

Monthly net income: $3618

Monthly expenses: $3205
??Housing: $2200
??Insurance: $160
??Car expenses: $0
??Utilities: $50
??Phone, cable, internet: $120
??Food, entertainment: $350
??Clothing, household expenses $75?
??Credit cards and other loans: $250?
??Other expenses: $0

Left Over: $413

Not included in my income is my Prosper Lending portfolio of about $7500. That earns more than enough to pay this loan payment each month. Also of note, I am a Prosper Group Leader of a 5 Star Group that has never missed a payment. I also have my previous Prosper loan, which has always been paid on time. Like that loan, this one will be paid by ACH through my checking account.

Thank you for viewing my listing and for your bid consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$527.45

Auction yield range:	17.20% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	55%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	1y 0m
Amount delinquent:	$205	Revolving credit balance:	$13,650	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sophisticated-marketplace2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards that I am closing or have not activated new cards on. I wish to pay off and have no revolving debt. I have paid off my van in an effor to expedite this process. I am very serious about?this endeavor. ?

My financial situation:
I am a good candidate for this loan because I have a stabl job in Child Support Services. In my year there I have never called off once. I am also a member of a two income household and my husband's income is stable as well. He makes 67500 annually and covers all home related expenses. I am willing to have payment deducted directly from my bank account monthly and in fact prefer it.

Monthly net income: $ 1550.00

Monthly expenses: $
??Housing: $ covered by husband
??Insurance: $ covered by husband
??Car expenses: $ gas and maintenance only (6 miles to work one way) 80.00
??Utilities: $ covered by husband
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 520.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2002	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$321	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	1
Screen name:	heaven4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy a car
Purpose of loan:
This loan will be used to?
purchase vehicle
My financial situation:
I am a good candidate for this loan because?
I am in a stable job, few expenses and monthly payment will be automatically drawn out from account.
Monthly net income: $
1600
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 150
??Utilities: $ 0
??Phone, cable, internet: $ 25
??Food, entertainment: $ 25
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$240.15

Auction yield range:	17.20% - 24.50%	Estimated loss impact:	35.91%
Lender servicing fee:	1.00%	Estimated return:	-11.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	25%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	4y 7m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2009) 640-659 (Sep-2009) 660-679 (Mar-2008) 660-679 (Feb-2008)
Principal balance:	$2,066.06	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Help me consolidate cc debt
Purpose of loan:
This loan will be used to? help pay my cc debt and Property taxes and possibly to use as a down payment on a used vehicle.

My financial situation:
I am a good candidate for this loan because? I have always tried to pay my immediate obligations and by paying down my cc debt my financial and dti will be better and I will have more to pay off any additional debt. I am current on my present Prosper loan and have had no late payments and have never missed one either.Thanks for your consideration.

Monthly net income: $ 3892

Monthly expenses: $ 3626
??Housing: $ 1651
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1980	Debt/Income ratio:	33%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$75,288	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	smart-return163	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off auto loan
Purpose of loan:
Pay off?auto loan???

My financial situation:
I am a good candidate for this loan because you can be assured I will pay back 100% of the loan on time! I appreciate Prosper's consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$193.51

Auction yield range:	11.20% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	34%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,877	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	terrific-wampum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capital
Purpose of loan:
This loan will be used to?
expand business
My financial situation:
I am a good candidate for this loan because?
My business has been established since 2006.?Im not starting a new?business im trying to reach out to more clients.If all fells im a Nurse and I can make all monthly payments on time.?
Monthly net income: $
3700
Monthly expenses: $
??Housing: $
??Insurance: $ 90
??Car expenses: $ 400
??Utilities: $ 110
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$335.25

Auction yield range:	17.20% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1974	Debt/Income ratio:	7%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$825	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-point	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Sign - 12 yrs in business
Purpose of loan:
This loan will be used to??put up a new?business?sign for a small?family?seafood restaurant that has been in business for over 12 years.

My financial situation:
I am a good candidate for this loan because? business is?still striving in this?tough economy?and hopefully will?be even better after new sign is added.
The mediocre credit rating was from a?previous business that did not do well?over 12 years ago, however - everything has been paid off.? I have never had to?use my credit for anything so never looked into fixing it.? As you can see - there is only one negative item on my report and $0.00 is owed.

Personal monthly net income: $ 3,500

Personal monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 85
??Phone, cable, internet: $
??Food, entertainment: $ 0
??Clothing, household expenses $ 35.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$178.92

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,368	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	salixa2346	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$4,055.38	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Biz Growth HR But Always On Time
Purpose of loan:??
The funds will be used for an equipment purchase. ?I am? trying to avoid raising my customers rates next season by finding ways to save money and time.? I would like to purchase a used commercial riding mower with the funds.? Brand new these machine between 8k and 12k dollars.? Normally I'd just walk into the local power equipment store and finance a new one.? Until the economy turns around I would rather play it on the safe side and pick up a slightly used model for a lot less money.? This will allow me to take on more customers next season in addition to servicing?large properties.?

My financial situation:?
I am?financially stable and as I mentioned above, I would normally purchase new?but, due to uncertainties with the economy I am taking the safe road.?I have been in business for six years and each year keeps getting?better.? This year was so good I had one full time employee and one part- time employee.?I am a current prosper customer with 100% on time payments which makes me?a good candidate for this loan.?
Monthly net income: $ 5500

Monthly expenses: $ 2400
??Housing: $950
??Insurance: $ 300
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$477.12

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1989	Debt/Income ratio:	21%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	3y 11m
Amount delinquent:	$20,815	Revolving credit balance:	$10,112	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MSGOALACHIEVER	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	640-659 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	600-619 (May-2009) 640-659 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Buying A Car
Purpose of loan:

This loan will be used to purchase a vehicle as I am nearing 300,000 on my current car. (I have really taken good care of it)

My financial situation:

1. Prevous Prosper borrower with excellent repayment record.

2. I am a good candidate for this loan because I will begin a MBA program Spring 2010 which is?a?great investment that will give me a
??? career and salary?boost!

3.?I also receive child support for my daughter and disability once a month from the VA (disabled Vet).

Monthly net income: $ 3979.33

Monthly expenses: $ 2230.00
??Housing: $ 1100
??Insurance: $?130.00
??Car expenses: $?50.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2000	Debt/Income ratio:	60%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,921	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	liberty-habanero	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards and small loans
My financial situation:
I am a good candidate for this loan because?
my willingness to reestablish my credit
Monthly net income: $
37,000
Monthly expenses: $
??Housing: $501.00
??Insurance: $ 150.00
??Car expenses: $342.00?
??Utilities: $ 50.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $100.00?
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $750.00
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	159%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	15 / 11	Employment status:	Retired
Now delinquent:	2	Total credit lines:	32	Length of status:	14y 3m
Amount delinquent:	$3,594	Revolving credit balance:	$100,605	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	impeccable-loot	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bridge loan for inheritance
Purpose of loan:
This loan will be used to?
pay expenses until inheritance? is distributed
My financial situation:
I am a good candidate for this loan because?
my credit score was745 before making a family loan of $300000...documetation from the court ..adminstrator of the estate.lien can be placed
Monthly net income: $
4500
Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 140
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$94.29

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1996	Debt/Income ratio:	16%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,514	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	truth-tornado3	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Extra Cash
Purpose of loan:
This loan will be used to? have extra cash on hand for the Christmas season.

My financial situation:
I am a good candidate for this loan because? I have had NO late payments in the past 5+ years. I will receive approx. a $30,000.00 Bonus at the end of February and will pay this dept in full at that time.

Monthly net income: $ 4,950

Monthly expenses: $ 4600
??Housing: $ 1030
??Insurance: $ 100
??Car expenses: $845
??Utilities: $ 150
??Phone, cable, internet: $ 244
??Food, entertainment: $600
??Clothing, household expenses $ 200
??Credit cards and other loans: $400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,884	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	southjax	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing Inventory
Purpose of loan:
This loan is to purchase inventory to sell both locally and on our web site onlinetoner.net

My financial situation:
I am a good candidate for this loan because my business has increased in a down economy.? Need capital to cover the terms of 30 days extended to our larger corporate customers.

Monthly Business net income: $ 15,000

Monthly Business expenses: $ 10,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$365.36

Auction yield range:	4.20% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	13%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$58,767	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-active-peace	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan is to pay off high interest credit card balances.? We have a goal of credit debt elimination within 3-4 years.

My financial situation:
I am a good candidate for this loan because I always make payments on time (usually early) and have no late payments.? I have not used credit cards in quite some time, and now want to pay them off and cancel them.? My income is secure!!!? I have multiple sources of income?and always able to make payments! I work professionally, one job I have been with for 7 years and another for two and a half years, and my wife contributes substantially to the household income and has been with the same employer since 2000.? Both my wife and I are able to pick up additional shifts on a weekly basis when needed, easily increasing our income from 150-600 a month when needed.??We are able to make payments with our present interest rates, but want to pay off the debt soon, not make the credit card company richer!!? IF YOU HAVE ANY QUESTIONS, PLEASE ASK! CHECK MY CREDIT REPORT.... IT IS ALWAYS IN THE 700S...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$121.33

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2001	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,228	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wise-keen-finance	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?Paying off credit cards that are charging me very high interest rates.

My financial situation:
I am a good candidate for this loan because? I'm a responsible person who follows rules and pays his dues. I have been employed at my company for the past two years and despite the fact I have been trying to keep up with my credit cards (2) they have proven more efficient because of the incredibly high rates. ?

Monthly net income: $ 2300

Monthly expenses: $1500
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 250
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1984	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	7y 4m
Amount delinquent:	$756	Revolving credit balance:	$774	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	10
Screen name:	steady-hope2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrades to my mew home
Purpose of loan:
This loan will be used to?I have just?purchased a new home and?I will be using the money to upgrade the home before I move in completely?

My financial situation:
I am a good candidate for this loan because?I have applied for the $8000.00 tax credit and will be using it to pay back the loan?

Monthly net income: $3100

Monthly expenses: $
??Housing: $ 994.00
??Insurance: $ 76.50
??Car expenses: $ 486.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $75.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,170	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enthralling-ore7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
tools to start another crew
Purpose of loan:
This loan will be used to?
in need to buy tools such as generator,compressor,cord,hoses,saws ect. to strart another crew for siding that way i can build and side at same time with to diffent crews?
My financial situation:
I am a good candidate for this loan because?
this would able me to double my income and strenghthen my buisness
Monthly net income: $
4000.00
Monthly expenses: $
??Housing: $ 500????
??Insurance: $ 250
??Car expenses: $ 500????
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,049	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	47	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	IFGINVEST	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards!
We used?Credit cards to build a?deck around our pool and would now like to pay them off to have one monthly?payment.
This loan will be paid on time every month.

Monthly Net Income - $4400.00
Truck Payment -? $257.00 monthly
Mortgage- 1400.00 per month?taxes/insurance 20 year note
Utilities- 250.00 monthly

The reason for the Delinquencies in last 7y was due to a business I owned for 11 years that I tried to save and was unable to and regretfully had to file for bankruptcy is why I have a?public record.

Since the bankruptcy I have had no late payments, purchase a home and a car and?have a good job with a stable company. Please bid with confidence I assure you every payment will be made on time every month.

Any questions please ask.
Thanks in advance for your bid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	23 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	44	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$76,531	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	deal-statue	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HamptonRoadsCarpentry.com
Purpose of loan:
This loan will be used to? Expand my business, tools, advertizing,ladder rack for truck.

My financial situation:
I am a good candidate for this loan because?Although I have some bumps on my credit report you WILL NOT FIND ONE LATE OR MISSED PAYMENT.

Monthly net income: $ 5800.00

Monthly expenses: $ 3785.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1988	Debt/Income ratio:	20%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$539	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	tbo1970	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 67% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	5 ( 33% )	640-659 (Sep-2009) 520-539 (Aug-2008) 520-539 (Jul-2008) 520-539 (May-2008)
Principal balance:	$379.50	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
getting things together
Purpose of loan:
This loan will be used to payoff and consolidate all current credit card bills

My financial situation:
I am a good candidate for this loan because I have consistently been making timely payments and improving my credit score. I have a good stable job. I have paid back over 50% of a previous prosper loan of $1000

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 154
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 30
??Other expenses: $
Total=$824

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$398.57

Auction yield range:	6.20% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1990	Debt/Income ratio:	26%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,570	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	courteous-durability5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financial Balance
Purpose of loan:
This loan will be used to pay off credit cards. I accumulated credit card debt when I went back top school a few years ago. I pay over the minimum every month on my cards but still the credit card companies continue to raise the rate.? I have a good job and good credit and I want so badly to be out of debt but I don't feel like I am making enough progress. I am getting married next month and really want to make a fresh start. Having one payment at a fixed rate would be fantastic and at this point, I would rather my interest payment go to an individual than the bank!

My financial situation:
I am a good candidate for this loan because I have a good job that I love with a stable company. I am reliable and currently pay about $700 toward my debt monthly. it is my hope that through prosper, I can receive a good fixed rate loan that will allow me to reach my goal of zero credit card debt within three years.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$84.84

Auction yield range:	4.20% - 12.50%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1996	Debt/Income ratio:	91%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$25,414	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	contract-journey	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Loan!
Purpose of loan:
I would like to apply for a loan to be used for extra money while I finish school. I am 11 classes away from finishing a degree in finance at the University of Utah.

I did use chase private student loans a couple of years ago and was planning on making another loan this year but they ended their program. I hope prosper.com can make this loan for this last segment of my studies.

I work part time but my wife works full time. I also own a duplex were we have solid rental income. This loan is mainly to establish a relationship with prosper.com investors. I will be working in real estate and having another form of credit may come in handy in the future.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1998	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,049	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	abundant-loot0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2010
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$656.15

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	35%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	22y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,384	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	foxy-money3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying dental bill
Purpose of loan:
This loan will be used to? help pay off my dental work bill

My financial situation:
I am a good candidate for this loan because? i am very good with paying my credit cards monthly

Monthly net income: $ 2,700

Monthly expenses: $ it varies
??Housing: $ 1300
??Insurance: $
??Car expenses: $
??Utilities: $ 60 to 100
??Phone, cable, internet: $ 139
??Food, entertainment: $ varies
??Clothing, household expenses $
??Credit cards and other loans: $ varies
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	36%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	60	Length of status:	3y 11m
Amount delinquent:	$17,858	Revolving credit balance:	$25,188	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	asset-fortress	Borrower's state:	Minnesota	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me end debt settlement program
Purpose of loan:
This loan will be used to??settle last two accounts in a debt settlement program.? We got into trouble?with some?credit cards that have been used to compensate for times of unemployment.?My husband and I are both employed full time and are focused on elimination of debt.? We signed up for a debt settlement program and have settled all but two of our accounts and this money would take care of that at a much cheaper rate.? I would greatly appreciate the help in getting out of the situation we are in and living more stress free.

My financial situation:
I am a good candidate for this loan because? I?do not splurge on wasteful things, and am ready to get back on track and continue to eliminate debt.? I will pay this loan on time, and I appreciate the help of all who believe in me enough to help me.

I would be happy to answer any questions or provide more information to those that need it.? I appreciate you reading this and would be happy to pay interest to prosper lenders.

Monthly net income: $ 2,600????
Monthly expenses: $
??Housing: $?706
??Insurance: $?215
??Car expenses: $ 415
??Utilities: $ 120
??Phone, cable, internet: $?120
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $?870
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2004	Debt/Income ratio:	25%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$30,996	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ncast2523	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-619 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	600-619 (Jul-2009) 600-619 (Apr-2008)
Principal balance:	$1,269.03	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Help someone who helps others!
Purpose of loan:
This loan will be used to consolidate debt from 2 of my higher interest credit cards and the balance of my first Prosper loan which I have never been late on. This site has helped me so much with taking control of my debt and I love and thank you all for that!

My financial situation: I am a Police Officer in the greatest city in the world! I built up some debt at first being a young immature person, and then had to pick up some more paying for my expenses while in the academy.
I am a good candidate for this loan because I have a stable career and aboslutely LOVE doing what I do. My salary increases every January for the next 5 years and I have no problem paying my bills now. I have Never missed a payment and have had credit since I was young. My credit was excellent, but my rating is low now because of my utilization. Im willing to take a hit on the interest here for the convenience of combining 3 payments into just one and to lower my credit utilization.

Monthly net income: $ 2700

Monthly expenses: $ 1050
??Housing: $ N/A (Live with parents)

??Car / Phone / Insurance: $ 600
??Utilities: N/A (Live with parents)
??Phone, cable, internet: $ N/A (Live with parents)
??Food, entertainment: $ N/A (Bring food to work)
??Clothing, household expenses $ N/A (Have not been treating myself to anything until my bills are paid off)
??Credit cards and other loans: $ 450

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1984	Debt/Income ratio:	12%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,546	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deal-voyager	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to move into larger office space. I am an REO agent (foreclosure) and have outgrown my small space. I would like to move offsite from my broker. This will allow me to keep a larger percentage of my commissions and provide room for my assistant. As an REO agent, I am responsible for property preservation and maintenance which is reimbursed periodically.?I need to?keep most of my funds freed up for that purpose.

My financial situation:
I am a good candidate for this loan because I have a great book of clients and have substantial income. I am current on all my obligations, own my own home with equity, and have no delinquencies. You can be assured the loan I receive will be paid on time as I take my credit very seriously. I have one public record due to the closing of a rental car business in 2004 that I owned and operated for 17 years. The parent company closed?due to lost business after 9/11. I have a perfect credit record since.

Monthly net income: $ 11000

Monthly expenses: $ 7300
??Housing: $ 2600
??Insurance: $ 450
??Car expenses: $?1200
??Utilities: $ 350
??Phone, cable, internet: $ 150
??Food, entertainment: $?600
??Clothing, household expenses $?600
??Credit cards and other loans: $ 800
??Other expenses: $ 550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1982	Debt/Income ratio:	59%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	2	Total credit lines:	43	Length of status:	0y 9m
Amount delinquent:	$14,078	Revolving credit balance:	$42,115	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	basis-elm	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards
Purpose of loan:
This loan will be used to pay credit cards and catch up on bills?

My financial situation:
I am a good candidate for this loan because I have sufficient income but am behind in some bills

Monthly net income: $
3600.00
Monthly expenses: $
??Housing: $ 1633.00
??Insurance: $ 150.00
??Car expenses: $ 50.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $???50.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1996	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,153	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-successful-transparency	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repair vehicle
Purpose of loan:
This loan will be used to? repair my vehicle so I have reliable transportation.

My financial situation:
I am a good candidate for this loan because?
I am honest and pay my bills on time.
Monthly net income: $
$1800
Monthly expenses: $
??Housing: $ live w/ parents
??Insurance:?$160.00
??Car expenses: $ 420.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2000	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enterprising-hope3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money needed for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.74%	Starting borrower rate/APR:	27.74% / 30.09%	Starting monthly payment:	$82.45

Auction yield range:	11.20% - 26.74%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1995	Debt/Income ratio:	118%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,190	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-fascinating-money	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help me get on track
Purpose of loan: I will use this loan of $5000 to pay off most of our outstanding debt.?
My financial situation:
I am a good candidate for this loan because?I try to do the right thing constantly.? My husband is in the Marine Corps and so is most of? the members in his family.? His cousin (single mother) will soon leave and deploy to Afghanistan.? We now have charge of a 4 and 2 year old.
I work for the base commissary (on base supermarket) and when I see product marked down really cheap I do buy in bulk to feed a? few? families struggling like us. I especially make sure I help a elderly couple (Ruth and Nolan) from church they often choose between eating and medication.?
I have a small business vender stocking at night.? I place food on the shelves within the commissary at night.? I have 5 employees, all young men. My son 18 is one, he has fragile X syndrome, although he is in college he has special needs.?
Shawn 18 another employee, has a wheel chair bound brother he cares for.? He needs a job that doesn't interupt with his brother's care routine and his mother's work schedule? Shawn's family lives in low income housing and he helps his mother with his siblings. I constantly encourage him to attend school.?
Gerald 19 has been homeless for most of his life.? He graduated from high school and is now attending the Jr. College here with my help we try to pay for odds and ends that his pay don't cover.
Lastly, there is Ezekiel, he is the smallest of my employees. He is so timid he never speaks. Recently, I found out why.? His brother is coming out of prison for doing bad things to him and his little brother.? He didn't say what the bad things was by I can imagine what.? I have thought about quitting vender stocking and giving up my contracts, but who will hire my kids.? They come with a mountain of issues such as homelessness, family care issues, abuse and mental retardation, but for all our struggles and trials I would not trade them for anything.? I need help.? I need a better plan.? I need money. But most of all I am so scared of letting my employees down.

Monthly net income: $? My monthly net income is estimated at $1098 my husband's $5900

Monthly expenses: $
??Housing: $ 921.00/665.00
??Insurance: $ 400.00 ????
??Car expenses: $600.00
??Utilities: $300.00
??Phone, cable, internet: $ 275.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 600
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.75%	Starting monthly payment:	$48.68

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1993	Debt/Income ratio:	23%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$57,779	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	proud-investment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit
Purpose of loan:
This loan will be used to pay off credit card

My financial situation:
I am a good candidate for this loan because??I pay bills?on time and my credit report has no bad marks.

Monthly net income: $ 6100.00

Monthly expenses: $
??Housing: $?700
??Insurance: $?200
??Car expenses: $ 330
??Utilities: $?320
??Phone, cable, internet: $ 310
??Food, entertainment: $ varies
??Clothing, household expenses $
??Credit cards and other loans: $ 1900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 13.97%	Starting monthly payment:	$32.46

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,412	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	peace-labyrinth	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocating for grad school
Purpose of loan:
This loan will be used to? help me move across the country to attend grad school! I need funds for the costs of moving and moving into my new apartment. I am moving from Florida to Michigan to go to grad school at Eastern Michigan University. I don't want to use a credit card to help with the upfront expenses.

My financial situation:
I am a good candidate for this loan because? I have dependable, full-time employment and a household budget. I want to pay off my debts as soon as possible and I always make my payments on time.

Monthly earnings: $2,080
_______________________
Rent and utilities: $400
Gas and food: $300
Car payment: $173
Insurance: $105
Credit card payment: $171
Student loans: $155
Dog costs: $100
Other/entertainment: $200
_______________________
Remaining: $476
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1987	Debt/Income ratio:	85%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 15	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$67,061	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enriching-credit	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 13.97%	Starting monthly payment:	$32.46

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	42%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,921	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Yacker14	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency auto repair
Purpose of loan:
This loan will be used to repair my vechile. Unfortunately at this time I can not afford to miss work due to lack of transportation.
My financial situation:
I am a good candidate for this loan because I will meet my financial responsiblities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	18	Length of status:	1y 4m
Amount delinquent:	$33	Revolving credit balance:	$28,898	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dkm2009	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
short-term cash crunch
Purpose of loan:

I have a developed a strong niche business in the health care field and need to fulfill orders that have come through. My friends and family are cash strapped right now so I am hoping to find some help on Prosper. I would really appreciate the help and I hope that the rate is attractive enough to make it worthwhile to you.

Thanks in advance for your consideration.

My financial situation:

I am a good candidate for this loan because I take pride in paying my bills on time and appreciate the help that is being offered. My income is enough to support my personal expenses and this loan. I am an extremely hard worker and will do whatever it takes to make sure that this loan is paid off in full.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	14.20% - 21.00%	Estimated loss impact:	14.94%
Lender servicing fee:	1.00%	Estimated return:	6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	20 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,453	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bright-note0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
I am moving into a rental home and would like to use this loan to consolidate existing credit cards into one lump payment prior to moving in.

My financial situation:
I am very responsible with my credit and have always made my payments on time. I work six days a week as a salon manager and hairstylist. Clientele has grown at a very good pace and my income has steadily risen in the last 4 years. You will not be disappointed with me! I am meticulous with my bills and planning and you will see that every payment will be made on time, every time.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $ 500
??Utilities: $ 100
??Phone, cable, internet: $ 110
??Food, entertainment: $ 120
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.20% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2000	Debt/Income ratio:	41%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	phenomenal-treasure	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off all our debts and make one single payment every month.

My financial situation:
I am a good candidate for this loan because I am responsible and I am just trying to get rid of all my debts once and for all.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 320
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$824.40

Auction yield range:	3.20% - 10.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2001	Debt/Income ratio:	25%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,049	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leverageasaurus-rex3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Post-Baby Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt arising from the birth of my first son. The goal of this loan is to reduce?the interest payments on my remaining outstanding debt so that I may focus on building my savings and?my son's?college fund.

My financial situation:
I am a good candidate for this loan because my primary goal is to be debt-free. Earlier this year, I paid off our two family vehicles, and I just paid off a $25,000 loan that I used to finance the purchase of appliances and furniture when we moved into our first home. I also have a solid credit history consisting entirely of on-time payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$682.82

Auction yield range:	17.20% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	15%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,309	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tranquil-funds0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit cards
Purpose of loan:
This loan will be used to pay off some credit card debt that I have used for remodeling my century home that I currently reside in. Due to the economic hardships in local realestate market, and the current low appraisals being completed, a refinance of mortgage to include this debt is not pratical at this point in time. I am employed as the President of local company here in Warren, Ohio and shall be able to pay off this loan in 5 years or less.?

My financial situation:
I am a good candidate for this loan because I am actively employed at same location for past 7 years. I also have just paid off a motorcycle loan and this shall allow me to?apply those freed up? monies towards this new loan. As you can see from my credit report, I have never been late on?my mortgage or any other loan in past years?

Monthly net income: $ 10,000.00

Monthly expenses: $
??Housing: $?875
??Insurance: $ 50
??Car expenses: $0
??Utilities: $ 500
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$94.29

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	29%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,108	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	breeze748	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Fence in Back Yard
Purpose of loan:
This loan will be used to finance the installation of a new fence in our back yard.? The current fence is rotting and in need of repair.? ?

My financial situation:
I am a good candidate for this loan because I am one of the highest performers in our area at Bank of America.? This is a strong company that will not be declaring bankruptcy or going out of business.? My position is safe from layoffs due to the specialized nature of my job.

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 300.00
??Car expenses: $ 640.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1985	Debt/Income ratio:	19%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	59	Length of status:	24y 4m
Amount delinquent:	$141	Revolving credit balance:	$10,594	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	43	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coach64	Borrower's state:	Texas	Borrower's group:	Public School Teachers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	620-639 (Oct-2009) 600-619 (May-2008) 600-619 (Jun-2006) 600-619 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Getting Real Estate Saleman License
Purpose of loan:
I have tried unsuccessfully to get a loan this Fall to help pay for my husband's unexpected surgery.?Since that hasn't worked I thought I would see if someone might loan me the money?to help me get my real estate salesman license,so that I might be able to spend more time with my family and help pay off my husband's surgery.?I have a 25 year old married son, an 11 year old daughter and a 22 month old son with Down Syndrome. I would like to get my real estate salesman license to help supplement my teacher income until I can establish myself in the real estate business.? I have been a teacher/coach for 24 years and coaching takes a tremendous amount of time from my family.??I would like to eventually get to where I could quit teaching and have a job that I might set my own hours.?My dad was a real estate broker and I worked for him during the summers, I loved the real estate business and found it very fascinating.? While the market is at a stand still in other places in the country, in Texas it is still moving at a fair pace.I found Prosper?3-4 years ago when I was trying to catch up on past due balances after having helped my son pay for college.? Prosper was the answer to many prayers!??I know that individuals can understand the unexpected circumstances of life and understand that people?have feelings and they are not just a credit score.I have already repaid one?Prosper loan and worked hard to pay off many debts the past two?years.? I would not ask for your help if I hadn't already made sure I could?make the payment on this loan.? I have paid the delinquincies on my credit report.? If you give me a chance for a loan you will not be disappointed and you will make some good money.

My financial situation:
I am a good candidate for this loan because? I am a good, Christian person.? I have already had?a loan with Prosper that?was paid in full.? I am not afraid to work.?I have worked numerous extra jobs in the summer to supplement my teacher income.? ?I have finished my first real estate course and hope to?take my salesman test by May. I?have taught school and coached at the same place for 24 years and moved only 3 times in 45 years.? I am very dependable.? Thanks for considering me as an investment for your money.

Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $ 0 part of husbands' salary
??Insurance: $ 400
??Car expenses: $ 495
??Utilities: $ 250
??Phone, cable, internet: $ 350
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $?500
??Other expenses: $ 250 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1999	Debt/Income ratio:	13%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	11 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,886	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	respectful-power9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Major appliances purchase
Purpose of loan:
This loan will be used to buy kitchen and laundry appliances for our home.

My financial situation:
I am a good candidate for this loan because I'm a working professional with strong income flow and will be paying down this through my checking account with direct deposit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$354.94

Auction yield range:	8.20% - 9.00%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1999	Debt/Income ratio:	29%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$191,643	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	srsock	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-699 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidating Credit Debt
Purpose of loan:
This loan will be used to consolidate some high interest credit cards
My financial situation:
First let me clarify most of the revolving credit that will be posted with my listing. I co-signed on an equity line of credit for my father, on his house that he lives in, leaving approximately $160,000 on my credit report.?Unfortunately it shows up on my report as a RIDICULOUS amount of revolving credit which also drags my credit score down. He is solely responsible for that loan and has no problem making his own payments, he just didn't have enough verifiable income to get it on his own.I currently have property in Pennsylvania,?most of which is rented out, but I incurred debt while rehabbing the houses. I am a good candidate for this loan because my bills are always paid on time and I also deliver pizza on the side, giving me further stability.

Monthly net income:? $5000

Monthly expenses: $
??Housing: $?500
??Insurance: $ 250
??Car expenses: $ 50
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.10%	Starting borrower rate/APR:	10.10% / 12.21%	Starting monthly payment:	$145.41

Auction yield range:	4.20% - 9.10%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	11%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,071	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Zafra	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff High Interest Credit Card
I'm a good candidate, because:

1. I've been in the financial service industry for nearly 20 years and have been able to remain employed even through the recession.
2. This loan will pay off my highest rate credit card, and my monthly payments will stay the same - just more of my payment?going to principal.
3. I've never been delinquent on a debt.

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$382.78

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1973	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	22 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	60	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$38,060	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nourishing-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix and Flip Seed Money
Purpose of loan:
This loan will be used as seed money to buy, fix, and sell bank owned properties around Indianapolis. I have chosen this metro area because it has affordable housing and relatively low unemployment. Lenders are looking for reserves, even for rehab loans.
My financial situation:
I am a good candidate for this loan?for two reasons: 1) I have a good understanding of the business and 2) I pay my debts.
I am a realtor who has decided to expand into buying, rehabbing, and selling bank owned properties. I have done some minor rehabs in the past both personally and for other investment properties.?I have taken classes, have a coach, and now need money for reserves. My plans are to do 3-4 rehabs a year and easily pay offf this loan?within three years.
I pay my debts. I have a decent credit score. If all goes wrong, I have an IRA I can use to pay off this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	8.20% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1997	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,313	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Hawaii_smurf	Borrower's state:	Hawaii	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Using funds to loan to others
Purpose of loan: To help fund other loans at prosper
(explain what you will be using this loan for)

My financial situation: I am very good at paying back loans
(explain why you are a good candidate for paying back this loan)

My monthly budget: 2000
Mortgage/rent: $0
nsurance: $0
r expenses: $0
tilities: $0
hone, cable, internet: $60
d, entertainment: $0
thing, household expenses $0
redit cards and other loan payments: $700
expenses: $0
--------------------------------------
Total monthly expenses: $760
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$980.82

Auction yield range:	17.20% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1996	Debt/Income ratio:	28%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,870	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wonderous-wealth090	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto service department
Purpose of loan:
This loan will be used to?be a down payment to purchase an automotive repair facility.? I have been in the automotive sales and service business for 15 years and have run a medium size?pre-owned vehicle sales dealer for 3 1/2 years.? The repair facility?we have used exclusively for this time is owned by?a man who has become quite ill.? He has asked me to buy the business so he can enjoy the rest of his life.? His gross sales are in excess of $200,000 U.S. and his average monthly profit?is over $8,000.? He will sell me the business for $70,000 but would need $25,000 down to get his affairs in order.

My financial situation:
I am a good candidate for this loan because of my vast experience in the automotive industry.? I have held every level of sales and sales management and have also been a service advisor and customer relations manager at large dealerships.? I am well known and liked in our small town, and, with my marketing ability, will be able to grow this business.? With the profit from the garage, I will also be able to purchase the car dealership where I am employed within a year.? I almost lost my house in 2004 due to a job situation.? I re-financed when the job came through and have had no credit problems since.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.90%	Starting borrower rate/APR:	15.90% / 18.08%	Starting monthly payment:	$231.71

Auction yield range:	8.20% - 14.90%	Estimated loss impact:	8.34%
Lender servicing fee:	1.00%	Estimated return:	6.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1996	Debt/Income ratio:	32%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$48,460	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	WinOtops	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'd rather pay you than Citi & BOA
Purpose of loan:
This loan will be used to pay off three credit card accounts that range in APRs from 15.9, 16.9?and 19.9.

My financial situation:
I am a good candidate for this loan because I've never missed a payment on any one of my credit cards, mortgage, vehicles, etc. and don't intend to.? As?the subject states, I'm sick and tired of paying?Citi and Bank of America for these cards.??By obtaining this loan I'm?arranging a?set time (36 months) to have these paid off and removed from my debt load.??All three of these?cards have been cut into very small pieces.? They will never be used again.

Additionally, I've worked in the same industry for more than 10 years.? Over that span of time I worked for the first four years with one company and the latter,?of which I am currently employed,?for six years.

Monthly net income: $3800-$5400? (commission-based)

Monthly expenses: $2900-$3400
??Housing (including insurance): $1230
??Car expenses: $290
??Utilities: $120-300
??Phone, cable, internet: $88
??Food, entertainment:?$100-200
??Clothing, household expenses?$MINIMAL
??Credit cards and other loans: $900 (roughly)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$94.19

Auction yield range:	4.20% - 20.00%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1989	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$42,771	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	revenue-corps5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used by a seasoned investor to safely trade in two on-line investment vehicles.? I currently average 7-9%? weekly in these accounts.?

My financial situation:
I have verifiable funds in my IRA account to more than cover this loan.undefinedundefinedundefinedundefinedundefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,550.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.40%	Starting borrower rate/APR:	11.40% / 13.52%	Starting monthly payment:	$281.54

Auction yield range:	4.20% - 10.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1988	Debt/Income ratio:	18%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,518	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	handshakeloan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	680-699 (Oct-2009) 640-659 (Aug-2008) 540-559 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Truckin'
Purpose of loan:
This loan will be used to?buy pick-up truck and plan?to repay loan within one year as i did with previous prosper loan. Half will be paid within 6 months and in-full the remaining 6 months.

My financial situation:
I am a good candidate for this loan because? paid previous loan in full in one year.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $?550
??Insurance: $?50
??Car expenses: $100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$332.64

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1989	Debt/Income ratio:	24%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,439	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peaceful-openness	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to consolidate?my bills so that i can pay them off as?soon as i can.??

My financial situation:
I am a good candidate for this loan because i do not want this debt hanging over my head anymore. I pay?am consistent on making sure that i pay my credit cards on time and regularly. I know that this would be the best way to get?my debt paid off so i would do the same with being consistent if i am accepted.?
I do have a bankruptcy on report but i was married to my ex-husband at the time he had a very bad accident and was not able to work so as a result we were not able to pay the medical bills and the other bills we had accumulated. I will be moving in April to a cheaper place and i hope to get a roomate so that i can pay more on my bills.
Monthly net income: $2316Monthly expenses: $
??Housing: $625
??Insurance: $88
??Car expenses: $70
??Utilities: $40
??Phone, cable, internet: $ 56
??Food, entertainment: $ 250
??Clothing, household expenses $ 60
??Credit cards and other loans: $250
??Other expenses: $20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$357.84

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,212	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	funds-stronghold	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	720-739 (Aug-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
2nd Prosper Loan - NEVER LATE!
This loan will be used to consolidate some credit card debt. My wife and I are working on becoming debt free by then end of next year. This loan will not pay off all of our accounts but will allow us to pay off two accounts with extremely high rates. Funny that they raised our rates to almost 30% even though we have never missed a payment or been late! This seems to be happening a lot lately!

The last loan we used on prosper worked out beautifully. It let us pay off a credit card, not use our savings, and with our excess income we were able to pay off that prosper loan in just under three months.

We plan on doing the same thing here. We will pay off the cards and use extra money each month to pay extra on this loan and still have our cushion in savings (~10k). We are both teachers so our jobs are very stable and we always pay on time!!!

We are good candidates for this loan because the payment for this loan will actually be the same or less than what we are currently paying each month and we have almost $1,750 dollars of disposable income each month from a second job of mine (I have had this job for over two years and it is extremely stable as well).

I will also try to use this site for a business that I am currently starting as well so my rating on here is extremely important! I am pretty sure the business is why my score has dropped since my last listing because of the accounts that are being opened through the business, although the business has it's own income to pay these and is not dependent upon my income but since I co-signed on the accounts it shows on my credit.

Thank you for your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$568.98

Auction yield range:	17.20% - 20.50%	Estimated loss impact:	35.66%
Lender servicing fee:	1.00%	Estimated return:	-15.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1983	Debt/Income ratio:	103%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	11y 3m
Amount delinquent:	$1,004	Revolving credit balance:	$14,194	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ditone50	Borrower's state:	NewYork	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008) 600-619 (Mar-2008) 620-639 (Jan-2008) 620-639 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Helping Daughter Through College
INTRODUCTION
Thank you for taking the time to read my loan request! I have been working as a Computer Educator for over?9 years. I have two children one in middle school and the other one is a Seniorr in the high school where I work. My husband also works here as a high school science teacher and has been teaching here for over 19 years. We are very involved in the community and both my husband and I coach here at the school.LOAN PURPOSE
I am looking for a little extra cash to?help my daughter pay her college costs.

BUDGET
Monthly Income:
My Income: $1800/mo.
Spouse's Income: $5150/mo.
Expenses Before Prosper Loan:
Credit Cards/Loans: $155.00Rent/Mortgage: $962.90Utilities (phone, cell, gas, electric, water): $200.00Food: $500Entertainment: $250

Miscellaneous: $250
TOTAL EXPENSES: $2317
LEFT OVER: $4582
Changes After Prosper Loan:
Prosper Loan: $189

TOTAL EXPENSES: $2506
CONCLUSION
Please remember that a Prosper loan is 3 years to pay and revolving credit take much longer. I hope you all will consider bidding on my loan. I know I am a good candidate who has the ability to pay back my loan. I am very credible and responsible. As an educator I need to be.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.20%	Starting borrower rate/APR:	15.20% / 17.37%	Starting monthly payment:	$104.29

Auction yield range:	14.20% - 14.20%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2001	Debt/Income ratio:	8%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,485	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	delicious-principal	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my Bank of america credit card which is headed towards a ridiculuous interest rate in a couple of weeks.

My financial situation:
I am a good candidate for this loan because I have been consistently employed (by the same company) since I graduated from college in 2007.? I've also put aside a decent amount in savings.? I make my payments on time and just want a better interest rate.? I keep my monthly expenses relatively low by living with a roommate.? I also don't have any?addictions, so I'm not spending money on clothes, shoes, clubs, cigarettes, drinking?etc.

Monthly net income: $ 2600

Monthly expenses: $ 940
??Housing: $ 550
??Insurance: $
??Car expenses: $ 60
??Utilities: $?30
??Phone, cable, internet: $ 50
??Food, entertainment: $?150
??Clothing, household expenses $ (I haven't gone clothes shopping in?months)
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2001	Debt/Income ratio:	15%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	39 / 29	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	payout-molecule0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge Loan for Investments
Purpose of loan:
This loan will be used to renovate a foreclosed property I have purchased near Eastern Michigan University in Ypsilanti, MI.? The property is two 2 bedroom apartments units.? I purchased the property for $25,000 with my own cash and it needs about $30,000 in repairs.? I will use this loan to fund the repair portion of the project.? When the project is completed I will rent the 2 apartments and use the income to support the loan.? The exit strategy is to eventually refinance the purchase and repair cost into a 30 year loan with a local financial institution.

My financial situation:
I am a good candidate for this loan because I have a lot of experience purchasing and renovating foreclosed homes.? This will be my 37th project.? I own 210 apartments in 37 properties in Ann Arbor, Detroit, Ypsilanti, and Toledo.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	26%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	6y 10m
Amount delinquent:	$14,803	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Leighv90	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to get pregnant!
Purpose of loan:
This loan will be used to fund the expenses for us to go through one cycle of infertility medications.? We had the money saved and the lab costs increased due to the economy, we need a little extra to make our dream possible.

My financial situation:
I am a good candidate for this loan because we have the funds to easily make the monthly payments and extra.? We are not good canidates for the bank because of some disputed credit card charges that are in the process of being cleaned up.? Actually 2 of the 3 have been settled and are closed.

Monthly net income: $ 3644.00

Monthly expenses: $
??Housing: $ 680
??Insurance: $ 250
??Car expenses: $420
??Utilities: $ 75
??Phone, cable, internet: $ 100
??Food, entertainment: $?100
??Clothing, household expenses $50
??Credit cards and other loans: $?30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$71.87

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1991	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$28,235	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-intelligent-rate	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my son become an Officer!
Purpose of loan: Well my son is an Army Reservist and has been making full use of his education benefits, as his goal in life is to go active duty after he becomes an officer! To do this he needs a few more credit hours, then he will be eligible for the cadet program, meaning his school will be paid in full and he won't have to rely solely on his GI bill to make due. He is a hard working student so I wanted to give him a real present and help him finish off these last few credits! He's applied for many loans himself and refuses to ask me for help, but I'm going to do this anyways.

My financial situation:
?I am in a very stable financial situation and will have no issues paying this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$267.33

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$32,277	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	commerce-enlistment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
12 month NPNI expiring soon
Purpose of loan:
This loan will be used to pay off a Lowe's 12 month program for a kitchen remodel that is set to expire.

My financial situation:
I am a good candidate for this loan because I have a great work and credit history and I am open, honest, accountable, and transparent. I make a good living and 2010 is set to be a fantastic year for me financially.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1999	Debt/Income ratio:	26%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,741	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	contract-bassoon	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental expenses/Credit Card repay
Purpose of loan:
$2000 will go for my fiance's dental work. She is in need of two crowns. I have dental insurance, but only a percentage is covered. $2300 will be used to pay off all of our credit card debt. ???

My financial situation:
I enjoy job security as a registered nurse. I make $37 dollars an hour, 36 hours a week.? I have a credit score of 675, with a good debt to income ratio.? I have a great history of on time bill pay. I am willing to offer my estimated $4000 tax return as collateral ..

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 200
??Car expenses: $ 370
??Utilities: $ 150
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 44
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	4.20% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1984	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$27,778	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-maximizer4	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying bills until financial aid
Purpose of loan:
This loan will be used to? pay my bills until my next financial aid disbursement.? I am a first year law student and unfortunately my last financial aid check was not able to cover the entire semester's expenses.?

My financial situation:
I am a good candidate for this loan because? I am a responsible person who pays her bills and will be using this money to help support myself so I can complete my law degree.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$388.20

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1979	Debt/Income ratio:	34%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	27y 5m
Amount delinquent:	$0	Revolving credit balance:	$64,867	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	ElectricalEnergyServices	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business is good - need working cap
Purpose of loan:
Working Capital for my electrical contracting business. Revenues are increasing, need cash for working capital to finance receivables, normal 30-45 day payment terms.
My financial situation:
My personal finances are good, I have never defaulted on anything, always paid bills on time. Current credit balance monies used to fund the business.
I am sole shareholder in the business which was established here in 1964, the business is in good standing. Business is growing again, despite downturn in economy, we have a strong customer base and offer more services than our competitors. We are also expanding into the energy effiicient improvement market with good success.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 22.74%	Starting monthly payment:	$449.03

Auction yield range:	17.20% - 19.50%	Estimated loss impact:	19.09%
Lender servicing fee:	1.00%	Estimated return:	0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,752	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	courageous-asset	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of credit cards, & school loans
I am currently in the Navy Reserve and would like to consolidate my debt before deployment. I have good credit and I've worked at financial institutes for a few years and know how to keep a good budget and keep good credit. I always pay my bills on time each month. I hope you consider me for this loan. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$484.01

Auction yield range:	8.20% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$30,329	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	euro-cleansing	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a credit card
Purpose of loan:
This loan will be used to? Pay off a credit card I am working on alliminateing my? debt.

My financial situation:
I am a good candidate for this loan because? I have never been late or defaulted on any of my payments. I consider myself a responsible person and believe it is the most important thing for a person to maintain good credit and to pay all bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,120.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$163.81

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	11	Length of status:	2y 5m
Amount delinquent:	$1,883	Revolving credit balance:	$5,750	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-organized-rate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS/MEDICAL BILLS
Purpose of loan:
This loan will be used to?
Pay off?dept.?I have had?pretty good credit histoy besides a medical bill that I would really like to have off my credit report.
My financial situation:
I am a good candidate for this loan because?
I am hard working and value credit.?If?given this loan,?I?would be able to pay my medical bill and my car. ?
Monthly net income: $4,200-6,000

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 139.00
??Car expenses: $ 645.00
??Utilities: $60.00?
??Phone, cable, internet: $ 120.00
??Food, entertainment: $175.00?
??Clothing, household expenses $50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$89.34

Auction yield range:	8.20% - 33.00%	Estimated loss impact:	8.80%
Lender servicing fee:	1.00%	Estimated return:	24.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	66%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$29,626	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	triumphant-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tough Time
Purpose of loan:
This loan will be used to? My mother has breast cancer and is just beginning treatments.? She needs a little help from me for bills and gas money.? She is on a very fixed income.

My financial situation:
I am a good candidate for this loan because? I have had steady employment for the last twenty years.? I went through credit counseling two years ago and am current on all my accounts.? I have some delinquent accounts showing up on my credit report but they really aren't delinquent.? I did not go through debt settlement.? I am in credit counseling.? I send the credit couseling service the money and they make the payments.? I am paying all the accounts in full.? The first few months the company sent the payments after the crediters due dates.? That's why I have delinquent accounts showing up on my report.? I have been successful in fixing my credit report somewhat.? My credit score has risen 100 points since I began credit counseling.? I will not need 36 months to pay this off.? Thank you for considering my listing.

Monthly net income: $ 3350

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 71
??Car expenses: $ 600
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	21	Length of status:	6y 10m
Amount delinquent:	$131	Revolving credit balance:	$559	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	IndustryEd	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business supplies
Purpose of loan:
This loan will be used for the expansion of our business.? We have taught automotive mechanic skills & fabrication as CIE?for several years, while doing small fabrication projects and hot rod builds on the side.? Those side projects have now become the bulk of our business, prompting us to start a new entity called CalFabz.? We still do the training as well, and recently upgraded to a 5000 sf facility that can house both businesses.? The money from this loan will assist?with the?capitial needed to purchase supplies.?

My financial situation:
I am a good candidate for this loan because my business is well established with work lined up.? We have an excellent reputation.? In addition to CIE & CalFabz I have income from rentals & from my full time position as a safety director at a large construction company.? Making payments will not be a problem,

Monthly net income: $ 11,000
Monthly expenses: $?7900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1994	Debt/Income ratio:	5%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$617	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-organic-dollar	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
relisting, still hopeful
Purpose of loan:
This loan will be used to?reduce my mortgage payments. My current mortgage interest rate is almost 11%.? I qualify for the government mortgage modification program (HAM) but have been unsuccessful in dealing with the loan company on my own. I have also tried enlisting the help of the HUD housing counselors which were little to no help. I have a proposal from a law firm that comes with a written money back guarantee to greatly reduce my monthly payment. If they can not come to an agreement with my lender that I am satisfied with, 100% of the? money will be refunded. The fee is $3000 up front.The proposal that they have given me will almost cut my monthly payments in half. I will be glad to provide all of the paperwork from the law firm which includes a working agreement and the projected payment reduction. I have saved? $1000 but I need $2000 more to get started.? My credit rating has been damaged by a recent divorce, so I am working to rebuild it.? I pay all of my bills on time.? I recently paid off my car so making these payments will be no problem, especially when my mortgage payments are greatly reduced.? I do not want to lose my home.?? Thank you for your consideration and help.? What a wonderful forum.

My financial situation:
I am a good candidate for this loan because?I do some freelance art and interior design work including home staging in addition to my full time job which can add $200-1000 to my monthly income listed.

Monthly net income: $ 2400 consistently

Monthly expenses: $
??Housing: $850
??Insurance: $ 200
??Car expenses: $ 85
??Utilities: $ 90
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 230
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.05%	Starting borrower rate/APR:	16.05% / 18.23%	Starting monthly payment:	$422.18

Auction yield range:	6.20% - 15.05%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	52%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$33,712	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	point-pledge	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Conquer the Debt!
Purpose of loan:
This loan will be used to pay off my debt!!!? I have a goal to be out of debt as early as 24 to 36 months.? The credit card companies are changing their terms to balance their debt, and I am looking to pay them off!? I need to cut high interest rates and fees to major credit cards.? I would like for my family to be comfortable without the added strain of needless debt.I would like to obtain this loan for the purpose of consolidating my credit cards and paying all parties off with 2 years. I will be able to pay additional principal amounts towards the loan throughout the?term.
My financial situation:
I am a good candidate for this loan because I am definately credit worthy and goal oriented!? I DO NOT miss payments! EVER!? I love auto draft!? I am employed full time and own my home.????It appears that my debt to income ratio and revolving balances are high, however my credit is joint with my husbands.? I have only listed my income for consideration.? I have been with my current employer 3 1/2 years, but 13 years consistantly in the same profession.? I have also recently returned to college.? Thank you.

Income - $6050 month base salary

Debt to be?Consolidated -?2 credit cards totalling $17600.?
Card 1 - $8,811. - 13.9% - 324. a month
Card 2 -?$8141. - 24.24% - $304. month

Expenses- House $1442. month (Joint with Husband)
Car - $748 month
Credit Cards?- $1,088. month (Joint with Husband)
Groceries/Utilities $1000. month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$854.44

Auction yield range:	8.20% - 13.00%	Estimated loss impact:	7.29%
Lender servicing fee:	1.00%	Estimated return:	5.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2000	Debt/Income ratio:	37%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$61,643	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	guitarjrb	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay YOU not the credit card company
Re-Listing to add more info.

My financial situation:
I currently maintain an excellent credit score and have never missed or been late on a payment in my life. I am able to make my current payments quite easily, but would like to reduce my interest costs while giving my money to hardworking individuals rather than credit card company's. My base salary is $80,000 per year and I often work overtime at $50(/hr) bringing my projected pay to about $82,000+/yr.

Here is my revolving debt information as pulled directly from my current Experian report:

Credit Limit:$95,700Credit Available:$33,874

Added to the new listing!
The Plan(Calculated on Base Pay):
Month Pay(After taxes) ? ? ?? 4800
Mortgage???????????????? ? ? ? ? ?? -1885
Prosper Estimate(CC1 Paid) -860
CC2 Transfer to CC1 (0%)???? -175
CC3 Transfer to CC1 (0%)?????? -50
Electric ? ? ???????????????????????????? -65
Internet???????????????????????????????? -79
Cell?????????????????????????????????????? -37
Insurance????????????????????????????? -60
After Bills????????????????????????? $1589
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	4.20% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,021	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	special-truth	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Spring
Purpose of loan:
Spring time is the best time for my business. I specialize in solid surface countertops. I usually stock up with sinks and supplies around this time of year to get ready for the spring and summer work.
This loan will be use sinks, faucets and supplies.
I have a great business and my income has been steady, even though the economy has slowed.
I have great payment history. I pay on time and have never been late on a loan.

I am a good candidate for this loan because? I pay my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1993	Debt/Income ratio:	14%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$158	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ormom	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2007)
Principal balance:	$1,161.29	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Til March
Loan request $2500

List of Items for Loan:
Prosper payoff Loan Balance: $1125
Dental Bill: $ 425
Brakes For Car $ 400
Balance Credit Card $ 158
Balance Reaffirmed Loan $ 102
Total: $2210

Gross Income: $1520 (Raise again in March 2010)
Take Home Approx: $1250
Income retirement Starting in March $772.00 Total at that time $1970.

Present monthly expenses:
Rent $450 shared for 4yrs 10 months at current address
Utilities/phone
Food Bill etc $300
Car Insurance $ 60
Incidentals/Credit
Card, gas $150 (Includes Penney?s payment $25, balance $158)
Prosper $106 (Balance $1125)
Franklin Capital $ 50 (Balance $102)
Eltman Cooper $ 50 (Paid down from $6040 2 years ago to $1653)
Total Per Month: $1166.

Even though I have only 3 months at my new job, my employment & payment history is good. The reaffirmed loan payment going to Eltman Cooper is not reported by them, but I have my payment record & cancelled checks. I intend to pay them off during next year. Through balance payoffs, I will realize another
$100 a month until my retirement payments starts in March. This is direct deposit
& already set up. I hope this represents my situation well enough to receive a loan.
Thank you for your consideration & **Happy Holidays**
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	53%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	34	Length of status:	3y 9m
Amount delinquent:	$2,020	Revolving credit balance:	$17,262	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mugs101	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 6% )	640-659 (Oct-2009) 640-659 (Sep-2009) 640-659 (Jul-2009) 560-579 (Jul-2008)
Principal balance:	$674.80	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
vehicle needs help...up 60 2nd loan
Purpose of loan:
This loan will be used to? pay for vehicle repair.? Please...we have tried to find other options and really need your help.? In this season of belief I need someone to believe in me.? I will repay this loan.? Thank you.?

My financial situation:
I am a good candidate for this loan because?I have a strong faith, I am a teacher with a solid job, I have been married for 19 happy years, I have been through alot of health issues within my family that have only made us stronger.?I would be happy to answer any questions.? Spouces income adds another $2000 net to monthly income.

This is my second prosper loan.? Payments will come out automatically.?
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 265
??Car expenses: $305
??Utilities: $ 90
??Phone, cable, internet: $ 93
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	29.99%	Starting borrower rate/APR:	30.99% / 33.38%	Starting monthly payment:	$408.46

Auction yield range:	14.20% - 29.99%	Estimated loss impact:	15.38%
Lender servicing fee:	1.00%	Estimated return:	14.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$46,572	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cowfire	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Farmer and Firefighter
Purpose of loan:
This loan will be used to consolidate a high interest credit card. I accidentally miss entered the last number of my bank account, which caused a returned payment, and triggered default credit card rates (29.99%). I have never been more than a few days late, no write-offs, collections, bankrupcies, etc. Repayment is guaranteed! I have been a prosper lender for a long time, so I have been burned by many a borrower, and would never do that to anyone.

My financial situation:
I am a great candidate for this loan because I have the best job in the world! Our fire Department is conservative, no layoffs in it's 121 year history! Our new schedule is: I work 2 days straight, then get 4 days off. So I work on our family farm on some of our off days. I have crops that I have sold, and am awaiting payment, and I have crops in storage- including $40,000+ worth of barley that I will be selling over the next 2 months, but payment will take another 30+ days beyond that. Part of the reason I have so much debt is I had to pay seed and fertilizer up front. In hindsight, I should have gotten a business loan to fund my farming operation- I had a FICO score of 807, until I borrowed $$$ to farm. The?farm equipment was all paid with cash, too!?I will pay off all my revolving debt, and lines-of-credit by spring of 2010. I will, depending on interest rate of this loan, either pay it down or pay off this loan in 2010. I will pay off loans starting with the highest interest rate, so bid down the % rate!!!!!??There is virtually no way to go wrong- I have 2 very reliable sources of income.?I welcome any questions!! Thank you!

Monthly net income: $ 6,250 part from the fire dept, part from the sale of crops.

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 200.00
??Car expenses: $ 179.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $?450.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 1750.00
??Other expenses: $ 950.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,480	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	phenomenal-note	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I pay my bills? in a timely manner

Monthly net income: $ 1957

Monthly expenses: $
??Housing: $ 686.00
??Insurance: $ 130.00
??Car expenses: $ 0.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 43.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	34%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	38	Length of status:	1y 4m
Amount delinquent:	$15,616	Revolving credit balance:	$6,015	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-velocity-human	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying some credit cards
Purpose of loan:
This loan will be used to?
pay some high interest credit cards
My financial situation:
I am a good candidate for this loan because?
i need this to get some credit cards paid
Monthly net income: $ 2000

Monthly expenses: $ 1100
??Housing: $ 335
??Insurance: $ 65
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$210.94

Auction yield range:	11.20% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2004	Debt/Income ratio:	11%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,196	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dough-pro2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Installing more efficient heating
Purpose of loan:
This loan will be used to?

I am going to use this loan to purchase a ductless heat pump system to replace the old electric baseboard heaters in my house.? This upgrade should save me about $200 a month this winter since the system I will purchase is about three times more efficient that the old heaters.

My financial situation:
I am a good candidate for this loan because?

I have a good job as a contractor for Microsoft, I just need some help to install this new heating system.? I have good credit and the only late payments that I have ever made were the result of malfunctioning auto-payment systems.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	8%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	0y 11m
Amount delinquent:	$2,663	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	red-towering-rate	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working capital / repair roofs
Purpose of loan:
This loan will be used to purchase additional inventoried for the Christmas holiday and repair the roof on the warehouse?

My financial situation:
I am a good candidate for this loan because this loan will not be misappropriated or use for any other purpose than what I have stated.?

Monthly net income: $ 5,000.00

Monthly expenses: $ 4000.00?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$191.92

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2000	Debt/Income ratio:	21%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$30,532	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GAMBLEGOD	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to pay off two credit cards.? I am currently pay over 12% for them.? I think that I can get a better deal with Prosper and like the idea of a fixed rate loan.

My financial situation:
I am a good candidate for this loan because?

I have never defaulted on any of my debts.I made some financially unsound decisions before, but made up my mind to become debt free.? Currently, I am on track to pay off all my debts, (student loan, car loan, and credit card) in the next 36 months.

I have more than enough money to pay off this right now ($16k in brokerage account), but I'd like to keep the cash for emergency.
More than $25k in 401k (currently contribute 8%toward 401k every paycheck)
I am a homeowner. ??
My job is very safe and I have a BS in Business.

One more thing, my debts look high because I am carrying a $15000 balance for my dad.? He is paying $300 toward that credit monthly (He will be debt free in about 4-5 years).? Chase was charging him 27% so I transferred to my BofA card for about 9.9%.? Saving him a lot of interest, but now it is hurting me on paper.? What can I say? He is my dad.

thank you for your considerations.? This is as good as A rated corporate bond.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-2000	Debt/Income ratio:	32%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,448	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	10
Screen name:	brightest-autonomous-velocity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to pay for my classes.
My financial situation:
I am a good candidate for this loan because i have a stable career.

Monthly net income: $

Monthly expenses: $
??Housing: $ 100
??Insurance: $?0
??Car expenses: $?400
??Utilities: $ 0
??Phone, cable, internet: $ 49
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	8.20% - 9.00%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2000	Debt/Income ratio:	45%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,482	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magical-exchange8	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to pay off credit cards
Purpose of loan:
This loan will be used to?
stick it to the credit card companies getting ready to jack up my rate to who knows what in January.? I want to pay them off and cancel the cards.? I've grown tired of their games.? They've taken away over $6000 of my available credit since September 2008 and it makes me look maxed out now.? Everytime I pay a little bit more down, they drop it again and leave me with?about $100?available.??They will continue to make me look maxed out until I get rid of them.
My financial situation:
I am a good candidate for this loan because?
I've taken my kids out of daycare (was $225 per week for my two children) and have been working nights full time for the last six months so I have an extra $900 per month to apply toward debt.? I have been able to pay my car insurance ahead for six months, pay my car taxes for the year, pay my land taxes, and provide Christmas, all without charging to the credit cards.? Now that December is almost over, it is time to start slamming the debt.? I also have my husband's imcome to help us pay the bills.? Also, I've never paid late to anyone and have always paid more than my minimum payment to the credit card companies, but they don't seem to care about any of that now.? Hopefully that will make a difference to Prosper Lenders out there.? You will?get your money back - even if I have to go out and get another job (which my husband and I have both done before).? We are hard working people who do not deserve to have our interest rates jacked up.? Please help me get rid of my credit cards!?
Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1071
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $?1056
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,319	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	red-unabashed-payment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sales & Marketing Expenses
Purpose of loan: This loan will be used to purchase leads to increase sales for Jan. Feb. & Mar. Our company offers credit counseling and credit reduction services. The first quarter of the year is always an opportunity for GROWTH in our business.

My financial situation: I am a good candidate for this loan because we currently receive (now & in the future) over $20,000 per month of recurring revenue. I have always made good on my loan obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$961.89

Auction yield range:	8.20% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	20 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	54	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$42,374	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	diversification-cleansing	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Interest Rate Reduction
Purpose of loan:
This loan will be used to consolidate higher rate credit card debt

My financial situation:
I am a good candidate for this loan because my husband & I have owned a profitable independent insurance agency for over 20 years.? We have never defaulted or been late?on a debt payment in 25 years of marriage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$616.30

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1999	Debt/Income ratio:	28%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,477	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	first-entertaining-commerce	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my det and wedding
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$362.53

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$897	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	lenderloo	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing my PhD
Purpose of loan:
This loan will be used to finance my next to last year as a PhD student in London.? My university has decided amidst an overall environment of administrative restructuring not to authorize my educational loan over the cost of attendance calculated primarily for undergraduates who are only on campus for 8 months out of the year. As a PhD student, I'm here for a full 12 months every year and have to maintain my own residence. I am conducting research on patient-provider interactions and frequently have to travel to areas across the country to collect data. While train tickets purchased in advance are much cheaper than otherwise, they are still expensive. I'm also not always able to make plans much in advance, since the research is very much dependent on other people's schedules. I've had to purchase a lot of my own recording equipment and am fully responsible for consumables like paper and digital video cassettes. The cost of conducting my research has significantly eaten into the already limited funds I have to live on.

My situation is made more difficult by the timing of the disbursement of those funds. As a student, I have to make lump sum rent payments every 6 months in advance. My university disburses funds three times a year, but I am required to pay tuition and rent twice a year, which are due before the disbursement in January. This loan will enable me to make my tuition and rent payments on time as well as when combined with the other funds available carry me through for a full year.

My financial situation:
I am a good candidate for this loan, because I have a clear and possible plan for the future as well as a history of being responsible with money. I have been approved for as much as necessary by my lender but cannot take out the full amount required for bureaucratic reasons at my university. I have the option to use credit cards to finance the next two years over what my university would allow, but I don't consider that a very responsible option. I am currently working part time teaching at the university, so I do have an income to make loan payments. I am also applying for additional grants, although funds are extremely limited for students close to finishing. Following graduation, I plan to take a post teaching and/or doing research at the university level but would be open to non-academic positions. I am well connected in my field and am able to work in a variety of positions across the health and social sciences.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$366.41

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	12%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	flexible-funds825	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Legal fees
Purpose of loan:
This loan will be used to? Pay legal fees which I have been paying consistently for 5 years @ $400 per month
My financial situation: If I can pay this debt in full it will allow me to obtain my Series 6 license and make substantially more money. Until this debt is paid I will not be able to carry out my plan. I own my home outright but will be renting it out shortly and moving in with my family.

Monthly net income: $ 3000

Monthly expenses: $ 2100
??Housing: $ 400/condo fees and taxes
??Insurance: $ 80 for auto

??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1999	Debt/Income ratio:	45%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,746	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	kindness-engine2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
KITCHEN
Purpose of loan:
This loan will be used to?
PUTTING IN A NEW KITCHEN
My financial situation:
I am a good candidate for this loan because?I PAY MY BILLS ON TIME.?

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 1154.00
??Insurance: $ 100.00
??Car expenses: $ 409.00
??Utilities: $ 88.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 35.00
??Credit cards and other loans: $ 120.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	20	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$396	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	justice-dessert	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Recession Resistant Biz
Purpose of loan:
Expanding my recession resistant facility maintenance company through the hiring of experienced B2B account executives.

My financial situation:
As we provide services that facilities are either required to have, or is more efficient to outsources, we have maintained consistently good profit margins.? Cash flow is a bit slower now with the economy.? However, we are able to clear our AR books by the end of each month.

Monthly net income: $ ~9200

Monthly expenses: $ ~5500
Payroll Expenses (largest) = 28%
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1996	Debt/Income ratio:	7%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	31	Homeownership:	No
Inquiries last 6m:	5
Screen name:	peso-karate	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to? pay my bills current

My financial situation:
I am a good candidate for this loan because? it will help rebuild my credit

Monthly net income: $2750.00

Monthly expenses: $
??Housing: $ 840.00
??Insurance: $96.40
??Car expenses: $ 125.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00

??Credit cards and other loans: $ 0.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	8.20% - 21.00%	Estimated loss impact:	8.49%
Lender servicing fee:	1.00%	Estimated return:	12.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2002	Debt/Income ratio:	37%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,385	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-asset-wizard	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Debt Consolidation
Purpose of loan:
This loan will be used to? pay down?three credit cards with an interest rates between 16.4% to?19.99%. I own less than 40% of those credit card loans. I am on track of paying off most of my debts, and would love to make a sigle payment with one low interest. I would rather pay 'real' people the interest than an institution who doesn't care about their customer(s).

My financial situation:
Most of my debts were accumulated due to Hurricane Katrina, and job hunting. I graduated with a Master's degree last May and got my current job in July. I have a great job working in the university as a student affairs professional.

Monthly net income: $ 3,200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$232.26

Auction yield range:	17.20% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1988	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	10y 0m
Amount delinquent:	$31	Revolving credit balance:	$21,186	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	best-commitment-cupcake	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help needed
Purpose of loan:
The purpose of this loan is to consolidate some bills that need to be consolidated immediately.

My financial situation:
My financial situation is good because I bring home a good salary plus my wife makes good money on her benefit package

Monthly net income: $ 13,000

Monthly expenses: $
??Housing: $ 4085
??Insurance: $ 313
??Car expenses: $ 1025
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.95%	Starting borrower rate/APR:	21.95% / 24.21%	Starting monthly payment:	$114.49

Auction yield range:	8.20% - 20.95%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1975	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,324	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	american7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping My Son Realize His Dreams
Purpose of loan:
This loan will be used to help me pay for my sons education. The loan will cover all expenses associated with getting his licence such as education, schooling, and fees. He is avid about paying for this himself, he just doesn't have enough credit yet so we are using Prosper as a payment manager. Besides real estate, he has a part-time job that will allow him to make the payments until he closes a deal.

My financial situation:
I am a good candidate for this loan because I can make the payments if he cannot. Currently I have the funds to cover the loan, as well as a full time job making $63k a year. I will be buying a house within a year which will generate enough commission for my son to pay back the loan himself.

Thank you for helping a single mother help her son achieve his dreams.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2005	Debt/Income ratio:	16%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,105	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	penny-allotment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new carr for my wife
I am very responsible with my bills, I need this loan so I can buy a new car for my wife. I would like to surprise her. for any questions please feel free to contact me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$87.89

Auction yield range:	4.20% - 15.00%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1990	Debt/Income ratio:	8%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,279	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	HappyChick16	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008)
Principal balance:	$2,189.54	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2nd Prosper Loan- Moving expenses
What This Loan is For:
This loan is for us to finance our moving expenses, due to starting a family, and will be used for rent (first month & security). We expect our move-in payment to be approximately $2700 max.??We also have?$2100, which will go towards additional moving expenses.??

Why I Am a Good Candidate: I am a good candidate for this loan because I am a very responsible and budget-conscious 39 year old woman.? I have worked for the same corporation for almost 8 years, and am very vigilant about my credit and spending.?I just paid off a 2003 car loan in April 2008, and was never late?in 5 years.? That payment was $436.00 per month.??I have?good credit scores across all credit reporting agencies,?and I would be crushed if anything?ruined that.? I have an excellent track record with Prosper. We have made certain that the lenders have been paid early each month on our first loan, so I?m sure that they are satisfied with me as a borrower.? We will not have any problems paying this loan, and Prosper will automatically debit the payments from my account.? You will be paid on time.

Thank you very much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1991	Debt/Income ratio:	14%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	39	Length of status:	9y 3m
Amount delinquent:	$6,699	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mikeges	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off some credit card loans, i had some unforseen family expenses to pay

My financial situation:
I am a good candidate for this loan because? i own my own home i have a government full time job

Monthly net income: $ 5200

Monthly expenses: $ 2577
??Housing: $ 1102
??Insurance: $ 135
??Car expenses: $?50
??Utilities: $ 300
??Phone, cable, internet: $ 65
??Food, entertainment: $
??Clothing, household expenses $ 125
??Credit cards and other loans: $600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,187	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	unconquerable-velocity	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start a Trucking Company
Purpose of loan:
This loan will be used to buy a used freightliner with a brand new motor in it. Permits and startup fees and finances to keep me going until first settlement with load

My financial situation:
I am a good candidate for this loan because i am also a minister who works at a church as well collecting and income and my wife is also working at a hospital

Monthly net income: $
just with my job and my wifes job we bring home $3200.00
Monthly expenses: $ 1800.00 we live in the parsonage so we dont pay rent.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1978	Debt/Income ratio:	35%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$55,762	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	well-rounded-silver6	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay bills
Purpose of loan:
This loan will be used to? pay some bills

My financial situation: I had a brief gap in employment, which I no longer have. I am back to work full time.
I am a good candidate for this loan because? I have good credit score and history of prompt payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1994	Debt/Income ratio:	22%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,433	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	newest-cunning-bonus	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Still waiting for tax credit :(
Purpose of loan:
Pay off some bills prior to Christmas and I have a baby on the way in a few weeks. I just want to make sure I have enough in case of an emergency. My wife and I just bought a house and we are still waiting on our $8,000 First Time Homebuyer Tax Credit. We thought it'd be here by now, but we called yesterday and they said it won't be until the January unfortunately.

My financial situation:
I have a steady job and will be receiving the $8,000 First Time Homebuyer?in about a month.? We are also?expecting a big?tax return?for the 2009 tax season due to the fact that?we are?having a child prior to the first of the year and I had to pay the?entire year's taxes even though we have only been in our new house for?about 3 months.?

Monthly net income: $3000 +

Monthly expenses: $ Approx $2000
??Housing: $ 1100
??Insurance: $ Included above
??Car expenses: $200?
??Utilities: $ 200
??Phone, cable, internet: $ 80
??Food, entertainment: $ Minimal
??Clothing, household expenses $ Minimal
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2003	Debt/Income ratio:	27%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,128	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ktsdad	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008)
Principal balance:	$849.99	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Funding my family holiday
Purpose of loan:
Our bills for this month are paid, we have a roof over our head and food to eat.? I want to use this money to provide a nice family Christmas that will otherwise be very lack luster.? Our kids understand that money is tight in the current economy and they are already gearing up to have an uneventful holiday.? I want come though with some nice things for this holiday as they have already made so many sacrifices.

My financial situation:
I budget my paychecks out monthly and I do what ever is needed to make sure our bills are paid.? I file my taxes as early as possible every year and I?am expecting a nice refund in early 2010.

Monthly net income: $ 2786.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	32	Length of status:	16y 2m
Amount delinquent:	$12,593	Revolving credit balance:	$38,866	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jwcknet	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Launch new unique LED lights
Purpose of loan:
To be able to launch a new health care concept for person with diabetes. We have developed it for the last 2-3 years and have propriatry software and hardware. I have been in the business since 1993.
My financial situation:
I am a good candidate for this loan because the credit score does not tell the truth. I was delinquent becasue of an underpayment of $4.57 that I was not aware of.

Monthly net income: $ 15000-20000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	8.20% - 18.00%	Estimated loss impact:	8.92%
Lender servicing fee:	1.00%	Estimated return:	9.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1989	Debt/Income ratio:	48%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$47,922	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	relentless-agreement	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going on vacation
Purpose of loan:
This loan will be used to take a vacation.
My financial situation:
Just need a break from all the pressures of work.? I"m never late on payments and always pay what I owe. I work and receive retirement pay.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.66%	Starting borrower rate/APR:	24.66% / 26.96%	Starting monthly payment:	$118.74

Auction yield range:	11.20% - 23.66%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	13.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1991	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,277	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	solo3	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off some credit cards and pay down principal on other accounts.

My financial situation:
I am a good candidate for this loan because I own my own home and have a stable job at a company for the last three years and have been in the same career path for the last ten years.

Monthly net income: $ 3334.66

Monthly expenses: $
??Housing: $ 1624
??Insurance: $ 33
??Car expenses: $ 446
??Utilities: $ 150
??Phone, cable, internet: $ 250
??Food, entertainment: $ 350
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$266.75

Auction yield range:	11.20% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	45%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$26,187	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	first-class-reward	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bye Bye Black Sheep
Purpose of loan:
This loan will be used to pay off my Chase card.? Chase arbitrarily increased my rate to 25%,?reduced my limit and increased the minimum payment.

My financial situation:
I am a good candidate for this loan because I have not been late for over five (5) years on any credit line.? My mortgage is fixed, my overhead is minimal, but these credit cards are the wild cards of my finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$258.89

Auction yield range:	8.20% - 8.20%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1982	Debt/Income ratio:	28%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$31,156	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	genuine-silver2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to payoff a credit card with high interest.?

My financial situation:
I am a good candidate for this loan because I have excellent credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,761	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	1
Screen name:	123prosperity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008) 620-639 (Apr-2007) 620-639 (Mar-2007)
Principal balance:	$910.24	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Consolidating some debts
Purpose of loan:

Unfortunately, I'm not sure how merry this Christmas is going to be. Understandably, a lot of people are going out to make big purchases. I'm trying to avoid this and consolidate some rather large credit card debts so that I can afford the monthly payment and get out of debt ASAP. Anyone that would like to help me with this project is welcomed to do so and I thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,800.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 15.86%	Starting monthly payment:	$586.50

Auction yield range:	3.20% - 14.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,181	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	charming-silver2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Loans from Parents
Purpose of loan:

My parents have been there for me from the very beginning and have helped to finance my education.? As they have grown older, it is time for me to pay back some of these loans so that they can have a steady and secure retirement

My financial situation:

I have a steady job with a printing company as VP & Comptroller.? I am also looking to expand into new markets through organic growth, mergers & acquisitions, and joint ventures.? I make a sable salary each month and should have no problem covering the entire three year term of the loan.? And if I do run into trouble, I have a significant stand-by line of credit that can ensure that all payments are made on time.? I have structured this loan to be as safe and as attractive as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1978	Debt/Income ratio:	27%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	29y 4m
Amount delinquent:	$387	Revolving credit balance:	$33,535	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	successful-repayment	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off the credit cards that I have.? By doing this I will be able to much better manage my finances.

My financial situation:
I am a good candidate for this loan because?I have a steady job that I have been?at for 31 years.? I also tutor for extra income.?

Monthly net income: $ 4495.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 255.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ don't spend money on clothing each month and my husband takes care of household expenses.
??Credit cards and other loans: $ 3500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.75%	Starting monthly payment:	$48.68

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	33%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$15,089	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	durability-mulberry	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	18	Length of status:	3y 8m
Amount delinquent:	$1,035	Revolving credit balance:	$0	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	duty-washboard	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing the car
Purpose of loan:
This loan will be used to? make some auto repairs

My financial situation:
I am a good candidate for this loan because? I have stable income

Monthly net income: $ approx.1900.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 60.00
??Car expenses: $ 30.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 30.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 45.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$730.80

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2004	Debt/Income ratio:	51%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BrownieB	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 6% )	740-759 (Jul-2008)
Principal balance:	$6,105.03	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off my bills
Purpose of loan:
This loan will be used to pay of my car loan and credit cards so I can have one bill monthly.

My financial situation:
I am a good candidate for this loan because I have a good credit score and my bills are always paid on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	41%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	21 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,396	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	salesforce	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Mar-2008) 700-719 (Feb-2008)
Principal balance:	$5,411.81	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
New home office for business
Purpose of loan:
This loan will be used to remodel my home to create an office for a new home business.
I have decided to go for a lower loan amount and do the work myself.

My financial situation:
I am a good candidate for this loan because I have a good job with the same company for over 19 years and?stable income.?I always pay all debts my on time. I currently have a loan with Prosper that will be paid back in little over a year. I have never missed a payment on this loan or been late.

Monthly Income: $ 6316.00

Monthly expenses: $
??Housing: $?1764
??Insurance: $ 175
??Car expenses: $ 231
??Utilities: $ 195
??Phone, cable, internet: $ 89
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1993	Debt/Income ratio:	39%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,330	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	momentous-felicity1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoff
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.60%	Starting borrower rate/APR:	20.60% / 22.84%	Starting monthly payment:	$933.00

Auction yield range:	17.20% - 19.60%	Estimated loss impact:	26.10%
Lender servicing fee:	1.00%	Estimated return:	-6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,778	Occupation:	Other
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	padgettproperties	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Buisness Capital
Purpose of loan
I own and operate two car wash business. I have a store front on one of the car washes, I would like to put in a laundromat. Our town is the County Seat of about 30,000 people and there are no laundromats. I have had seeral people ask me to put one in. It is very much needed. the traffic count on the bypass road is about 13,000 a day. This would be? a good compliment to a well established carwash as we already have a?3Phase electrical, water softeners, adaquate hot water systems, changers, vending machines and literally just need to purchase appliances.

My financial situation:
I currently upgraded both carwashes and put in about all of my liquid?$140,000.00 cash into upgrading both carwashes. We are just now entering into the busy season and will give us substantial cash over the next 4 months.?The carwash is busy most of the year but the laundomat will be busy every day even?on rainy days.?This is our second prosper loan and the first we never missed one payment and paid it off early.?
Monthly expenses: $?
??Housing: $?3,600.00
??Insurance: $ 500.00
??Car expenses: $ 500.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 250.00?
??Food, entertainment: $ 500.00
??Clothing, household expenses $?400.00?
??Credit cards and other loans: $ 800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$150.86

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	44%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$39,013	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thunder22	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt
Purpose of loan:
This loan will be used to?pay off my car. My payment is currently $400 a month. Even though the interest is 8%, paying off this loan will help me cut down my debt and credit cards. If I eliminate my car payment the extra funds can go towards other credit card debt.

My financial situation:
I am a good candidate for this loan because while I am able to currently pay my credit cards, I am not making a big enough dent in the actual balances to really make a difference. Using Propser.com, I will be able to pay these down more quickly.? Now that I am in a great job making good money my intention is to pay quite a bit more than the minimum every month. It is unlikely it will take me the full balance of time to pay off this loan. Please invest. I have never been late on a payment. I am a good candidate.

Monthly net income: $3500

Monthly expenses: $?2400
??Housing: $?1400
??Insurance: $ 50
??Car expenses: $?300
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$325.70

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2001	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,501	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	happyholidays	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Business
Purpose of loan:
This loan will be used to?
Start Up Accounting Business & Auto Repair Business

My financial situation:
I am a good candidate for this loan because?
I pay on time everytime and have no negs on my credit report

Monthly expenses: $?
??My morgage is 600.00 per month both my vehicles are paid for and I don't use credit cards because the interest rate is to high now days.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,758	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	platinum-whomper	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down debts
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I am real close to landing a new job that pays very well!
Monthly net income: $
2433
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 365.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 144.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1100.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$249.57

Auction yield range:	11.20% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	32%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,153	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nourishing-loot	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me help myself!
Thanks for reading my request.?
I, like many people in their twenties, am in debt because I didn't listen to my parents' financial advice after college. I spent a year volunteering as a missionary, and then took a job with that nonprofit, but let my credit cards fill the financial gaps. I moved to Minnesota from Chicago, left my family, and have been on my own for a while. My parents can't help me because they aren't rich themselves, and have been donating their extra money to my sister's family. I have two outstanding credit cards that I am aggressively paying off, but would love to be able to consolidate them and not pay 21% interest like I currently am. I pay $650 on them every month, but over $300 goes right back on. So eventually, with this two steps forward, one step back situation, I'll get them paid off, but if you could help me, that would be such a blessing!

My financial situation:
I have been working two jobs for over a year in order to get rid of this debt. I work full-time as a Marketing Coordinator for a nonprofit, and I also waitress 15-25 hours a week. I have been at my job for almost 5 years, and don't plan on quitting the waitressing gig either.

Monthly net income: $ 3160

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $100
??Food, entertainment: $ 250
? Clothing, household expenses $ 50
??Credit cards and other loans: $ 775
? Charitable donations: $ 150

Again, thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1988	Debt/Income ratio:	105%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	18	Length of status:	7y 4m
Amount delinquent:	$176	Revolving credit balance:	$5,878	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Boo1960	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,750.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008) 680-699 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
High Rate Of Return for Investors
Purpose of loan:

Replace blinds throughout our house.

My financial situation:

My husband takes care of ALL family expenses.? Therefore I am able to service my own individual debt with my income.

Monthly net income: $ 1,250.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $?150.00 Min.
??Other expenses: $ 50.00 Prosper Loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$320.17

Auction yield range:	8.20% - 27.40%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	18.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	77%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$46,567	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college. I had to put $19,543.21 on two high interest credit cards at a rate of 28.99% - which is also screwing up my credit!

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different (higher salary) year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 2500 (this includes this high interest cc that I would be consolidating with my prosper loan).
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: OTHER than this hospital CC $ 400 (includes student loan at a rate of 3.75%)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,499.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$233.27

Auction yield range:	4.20% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	7%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$177	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Vecnan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	780-799 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	760-779 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Investment Opportunity
Purpose of loan:
This loan will be used for private investments. I believe in using debt as an asset to increase one's wealth, to this end I would like to secure a loan to ensure I can take full advantage of the opportunities provided to me.

My financial situation:
I am a good candidate for this loan because I take credit very seriously and as a fellow prosper lender I am aware of the risks taken when lending. As stated previously this loan will be used for investments.?While I ultimately believe that those investments will increase my financial position,?if for any reason those investments were to go sour I would still make all payments on time as promised. My history will show that?I have paid off a previous loan that was used for the same purpose without incident.

Thank you for your consideration and I look forward to answering any questions that you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$414.61

Auction yield range:	8.20% - 8.20%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2004	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,538	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cash-youngster	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off
Purpose of loan:
to pay off my credit card debt that i had while i was a student and used to fund my edu.

My financial situation:
i have a very good full time job and good savings acct; want to just put this bebt behind and move ahead!

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	11.20% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,101	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-community-grid	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
X-mas funds
Purpose of loan:
This loan will be used to? Help with Christmas.????

My financial situation:
I am a good candidate for this loan because?? I make suffient money to pay the loan back. I am in no default with any lenders, my credit is in good standing, and in case of any unforseen hardships, my husband?can?lend?support!

Monthly net income: $ 1600+

Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 0
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,645	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	receptive-balance7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest cards
Purpose of loan:
This loan will be used to?pay off?cards with the highest interest rates.?

My financial situation:
I am a good candidate for this loan because? I have experience with loans and credit cards and have not had any problems paying them off.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $ 0
??Insurance: $?20
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 250
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.99%	Starting borrower rate/APR:	10.99% / 13.11%	Starting monthly payment:	$229.14

Auction yield range:	4.20% - 9.99%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2004	Debt/Income ratio:	38%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$388	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nickel-mountain	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay off my wife's high interest credit card.? Her current rate of 14.99% will take years to pay off.? We are looking to start a family and would like to do so revolving debt free.
My financial situation:
I am a good candidate for this loan because I have never paid any accounts late.? I have an average credit score of 730+.? Together my wife and I will easily be able to make the payments required on this loan.? Our monthly income is $4,400.? Our required expenses are as follows:

Mortgage $695 (includes taxes and insurance)
Car Payment $376
Car Insurance $118
Utilities $300
Student Loans $350
Credit Cards $150
Household Expenses $500

Total Required Expenses = $2,489
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1989	Debt/Income ratio:	49%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	7y 4m
Amount delinquent:	$5,418	Revolving credit balance:	$2,512	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	amjes	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (May-2008) 580-599 (Dec-2007)
Principal balance:	$1,884.82	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidate Bills
Purpose of loan:
I?want to?finish consolidating the?bills we have incurred while my husband has been unemployed.??Please help?us improve?our credit score and make a difference in?our family's?financial future.??Thank you.

My financial situation:
I have tried very hard to keep up with our payments while my husband has been unemployed.??We are trying to get everything back in order.??We would like to be able to get our bills caught up and taken care of quickly.??My account is currently set up for automatic payment therefore it will never be late.??I have a good job and will make the payments and can guarantee that this loan will be repaid in full and hopefully we will be able to make extra payments on this loan to get it paid off quickly.? We will make every effort to get this loan paid off quickly.

Monthly net income: $4000 - I also have a part-time job which brings in about $300 per month and I also have my husbands?unemployment income as well.

All expenses below are shared with my spouse.
Monthly expenses: $ 3,349
??Housing: $?1200
??Insurance: $ 199
??Car expenses: $?700
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$362.53

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,093	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	orderly-principal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business - Family Bakery
Purpose of loan:
This loan will be used to buy an existing fully functional bakery and make it our own. The loan will be repaid by my own income and not the business. I've been making upwads of 75K for 4 years now and expect to make 100K next year as a freelancer in the Motion Graphics industry. This will be a family run business with my mother (in pic) running the bakery as she has been a baker for 20+ years. Its about time she have a place of her own like she always dreamed of. Help her and us fulfill our dreams!

Monthly net income(from current wages, not future business): $ 10,000

Monthly expenses: $ 1,500
??Housing: $1,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 10.85%	Starting monthly payment:	$325.02

Auction yield range:	3.20% - 9.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1984	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,965	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	money-surgeon8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
We are looking to remodel our kitchen and one of or bathrooms.? I have known about this service for a while now but never had a reason to try it out so I thought this was a good opportunity.
My financial situation:
My credit should speak for itself.? I have never had any problems with my financial situation.? I would normally put something like this on a credit card, but we are trying to help a friend that is out of work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$81.14

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	17%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Occupation:	Postal Service
Amount delinquent:	$0	Revolving credit balance:	$20,085	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-alluring-social	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A new start to 2010
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a good paying, steady job with the Postal Service, and will repay my loan.? I would just like to pay off couple of credit cards, and have a little extra for Christmas presents so I?wont have to use the cards again at their very high interest rates.

Thank You for looking at my loan

:)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$126.57

Auction yield range:	6.20% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,604	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dorypro	Borrower's state:	Georgia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper lender - to pay tax
Purpose of loan:
This loan will be used to pay taxes on three rental properties which I recently acquired from my own resources.

My financial situation:
As a prosper lender I have assisted many persons. I have never had a problem managing my credit obligations and most certainly ,will repay this loan.Two of the? properties have been rented and the loan will be repaid from the proceeds.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1991	Debt/Income ratio:	158%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$61,542	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sincere-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down debt
Purpose of loan:
This loan will be used to? pay down credit cards. i cannot wait. i am looking for a zero balance

My financial situation:
I am a good candidate for this loan because? i pay my debts and on time

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1980	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	25	Length of status:	6y 6m
Amount delinquent:	$1,048	Revolving credit balance:	$37,866	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	genuine-interest	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF A CREDIT CARD
Purpose of loant

The loan will?be used to pay off a credit card.

My financial situation:
I am a good candidate for this loan because i have a stable job with a State entity and teach part-time at a community college. My income is approximately $109,000 per year. My household income is higher.? My credit score has suffered in the past several years, since I just finished putting the last of three children through college. For the past eight years, I have been paying at least $1,000 each month in tuition payments, which has now ended.

The money to pay the monthly loan payment will be deducted automatically from my paycheck and deposited into a checking account at a credit union. I have no checks for this account, so there will always be adequate funds available. I will not default on this loan.

Monthly net income: $ 6,400

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 300
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$725.06

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,122	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	enthralling-deal	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Chasing a Dream
Purpose of loan:
This loan will be used to finance the last stage of construction on my new restaurant.

My financial situation:
I am following my dream of opening a restaurant.? The journey started last December when I made the final decision to move forward.? I obtained financing through my own savings and family & friends. We broke ground on the hamburger/hotdog joint this September and are less than a month away from opening. I am a good candidate for this loan because I have excellent credit and have 16 years business experience managing budgets and projects.? I have the ability to pay back the loan from budgeted business and personal savings, current income, and restaurant income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$162.28

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2004	Debt/Income ratio:	24%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,604	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	red-excellent-silver	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WEDDING EXPENSES
Purpose of loan:
This loan will be used to pay for my honeymoon. I will be getting married in June 2010.

My financial situation:
I am a good candidate for this loan because I have never made any late payments on any of my credit cards. All my revolving accounts are in good standing and I have a good credit score. I am employed full-time and also have a fiance who lives with me and who is employed full-time as well and is equally responsible for all living expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 14.35%	Starting monthly payment:	$170.89

Auction yield range:	3.20% - 13.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,892	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	OMallen	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down a credit card
Purpose of loan:
This loan will be used to pay down a little credit card debt.? I figured that getting a loan through Prosper would be a good idea since I already have invested a few thousand here for other people's loans.?

My financial situation:
I am a good candidate for this loan because I am employed and have a small amount of unsecured debt.?? I make $4000 / mo salary and $700 / mo for reserve duty.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1985	Debt/Income ratio:	Not calculated
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	112	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$735	Occupation:	Sales - Retail
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	9
Screen name:	sidtig	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	600-619 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	780-799 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
A new computer for the kids
Purpose of loan:
This loan will be used to?

?I have used Prosper in the past.? My financial situation was much different then.? Let me try to explain the 100 point drop in my credit.? It follows the typical path of late.? I have been dovprced for almost 2 years.? Even though she had a terrrible alcohol problem, I still had to fight her to get custody of my children.? I spent it all, and alot I did not have to win them.? Needless to say, the kids are mine, full custody for dad!? It hurt bad, but money well spent.? Just when I thought it was over, I was laid off from my job.? Combine the two events, and you have a financial implosion.? I am getting back on my feet and have made tons of progress on the road back to a 700 score.? I have never been in a position like this, but I know I can manage.?My high credit score is like pride, I will get it back.???I have a good job again and am making good money.? The kids need a computer for school.? I want to treat them and get a great machine.? I can personally promise you the money will be repaid timely and quickly.? Thank you so much for reading my post.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1997	Debt/Income ratio:	53%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,096	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	affluence-nebula9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	22%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$465,504	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	AssetInvestor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 100% )	700-719 (Latest)
Principal borrowed:	$34,222.00	< mo. late:	0 ( 0% )	700-719 (Jul-2009) 680-699 (Apr-2009) 700-719 (Jan-2008) 680-699 (Aug-2006)
Principal balance:	$4,180.85	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
3rd Prosper Loan; New Furnace
Purpose: Quick funds for unexpected new furnace and hot water heater for house in which have resided for 9 years.

Income: ytd Income on track for >$300,000 (same as 2008; and expected for 2010). Same job for 2 1/2 years and industry for 15 years.

Third Prosper Loan: Paid off balance of first loan, a $25,000 Loan, with $9,000 check at end of 2008. Currently have $4,200 balance on original 2nd Loan. This 3rd loan easier than pulling funds from other personal asset holdings, which will produce income over time vs. immediately.

For interested Prosper investors, good potential investment return for the risk (no late payments on Prosper Loans, or anything, since beginning my relationship with Prosper in 2006), and a very simple process to deal with Prosper. Good for all parties I believe. Personally, will not risk a late or default payment due to consequences with credit rating - would access other funds before that were to ever happen.

Best of luck to all in future investments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.15%	Starting borrower rate/APR:	8.15% / 8.49%	Starting monthly payment:	$31.41

Auction yield range:	3.20% - 7.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1997	Debt/Income ratio:	29%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,306	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bold-unbelievable-worth	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Travel for family member
Purpose of loan:
This loan will be used to bring someone home from the U.K.

My financial situation:
I am a good candidate for this loan because I will pay this back from income tax return this year.? I will probably pay it back in 3 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	14.20% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,730	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	awesome-contract5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rolling everything into 1 payment
Purpose of loan:
I am seeking a loan to combine all my debts into one lump sum and have a stable payment amount.? I have been paying?everything and keeping up, but this would allow me to quit trying to "plug the holes".? I can pay everything off and just have this payment to worry about.

My financial situation:
I am a hard worker.? Most of this year I worked 3 jobs at the same time in order to make sure my obligations are met and my family has what it needs.? Going to college while taking care of my family was hard and is what led to this debt.? I always pay my bills no matter what and you can rest assured?this will be paid in full.?

Monthly net income: $5,000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 125
??Car expenses: $ 0 Truck?is paid for?
??Utilities: $ 150
??Phone, cable, internet: $150
??Food, entertainment: $?400
??Clothing, household expenses $500?
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.95%	Starting borrower rate/APR:	21.95% / 24.21%	Starting monthly payment:	$190.82

Auction yield range:	8.20% - 20.95%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	10	Total credit lines:	30	Length of status:	3y 11m
Amount delinquent:	$5,871	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ideal-commerce8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hire new employee
Purpose of loan:
This loan will be used to hire a new employee for a professional services business.

My financial situation:
I am a good candidate for this loan because I own a growing engineering firm in the energy business.? We have a backlog of contracted work, but we need more cash due to 30-45 day A/R cycle.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1983	Debt/Income ratio:	8%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,534	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	6
Screen name:	steady-power1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate high interest credit card.

My financial situation:
I am a good candidate for this loan because?my full?focus has been on my new?career and restoring my 810 credit rating. After being layed off in 2006?as an Interior Designer in the?building industry I?was able to secure a?great career and work very hard toward rebuilding?after a difficult period.????

Monthly net income: $ 6477.00?

Monthly expenses: $
??Housing: $ 2334.00
??Insurance: $ 400
??Car expenses: $?Company Car
??Utilities: $ 100
??Phone, cable, internet: $ 75?
??Food, entertainment: $500
??Clothing, household expenses $300??
??Credit cards and other loans: $ 700
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.74%	Starting borrower rate/APR:	27.74% / 30.09%	Starting monthly payment:	$82.45

Auction yield range:	11.20% - 26.74%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1991	Debt/Income ratio:	3%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$383	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wonderous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help paying off credit card
Purpose of loan:
This loan will be used to? help pay off credit cards

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time.? I always pay more than the minimum when paying off credit cards.I've been at my place of employment for? 3 years. I've worked hard to get my credit score above 700. No eating out, cancelled cable, no family vacations.
Monthly net income: $ 40000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$113.59

Auction yield range:	4.20% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1994	Debt/Income ratio:	18%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,548	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	momentous-responsibility8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furnace
Purpose of loan:
Put in a new furnace.
My financial situation:
I will be able to pay it off in 1 year or less.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,313	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Lender_Borrower	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Credit
Purpose of LoanThis loan will be used to build my credit history. I am currently a graduate student studying for a MS in Urban Studies and I have an undergraduate degree in economics. I will use this loan to build credit while I'm in school so that I can buy my first home when I'm through.I currently work part-time as a freelance web developer and earn approximately 16k a year. Upon graduating, I expect to earn ~40k/year to start. I have always paid my bills on time and in full and will have no trouble making payments on this loan.I have been a prosper lender for over 2 years and have loaned approximately $1200 in that time. I'm excited to experience the borrowing side!Monthly net income: $1350Monthly expenses: $1000Housing: $475Insurance: $100Car expenses: $75Utilities: $100Phone, cable, internet: $150Food, entertainment: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2005	Debt/Income ratio:	17%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,484	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	flexible-diversification1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay towards credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2008	Debt/Income ratio:	3%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,324	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	generosity-socrates	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for bChristmas and the Dentis
Purpose of loan:
This loan will be used to? Medical, Christmas

My financial situation:
I am a good candidate for this loan because? I have very little debt

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 42
??Car expenses: $ 50
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2000	Debt/Income ratio:	15%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,886	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	autonomous-interest5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to start home based business
Purpose of loan:
This loan will be used to start my own home based PART TIME ethnic food business.

My financial situation:
I am a good candidate for this loan because I'm a very driven individual with clear aspirations to be self dependent financially, I'll pay down this loan with my current employment paychecks being deposited directly deposited into my bank account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$318.93

Auction yield range:	8.20% - 8.20%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,690	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	agreement-sceptre	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to? build our home.? In recent years, we have purchased our windows, doors, flooring and trusses.? We need this loan to build our foundation and hang our trusses.

My financial situation:
I am a good candidate for this loan because? I am never late paying my bills and have a profitable, dependable and stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2000	Debt/Income ratio:	70%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,453	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SprinkesRdelish	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	760-779 (Jul-2008)
Principal balance:	$1,740.18	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Need to pay off Credit Cards
I am in way over my head and need help paying off my credit cards. I would much rather be paying off a loan then a credit card. I desperately need help. My credit score is great, I never miss payments. I am a college student, and working abnormally hard to get by, and the last thing I want is credit card debt.
Information in the Description is not verified.